UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2021

Date of reporting period: May 31, 2021

Item 1. Report to Stockholders.

(a)

TortoiseEcofin
2021 Semi-Annual Report

This combined financial report provides you with a comprehensive review of our funds that span the entire energy value chain.

Table of Contents

Letter to Shareholders	2

Tortoise MLP & Pipeline Fund	5

Tortoise MLP & Energy Income Fund	8

Tortoise MLP & Energy Infrastructure Fund	11

Ecofin Global Renewables Infrastructure Fund	14

Expense Examples	18

Financial Statements	21

Notes to Financial Statements	45

Investment Advisory Agreement	54

Discussion of Liquidity Risk Management Program	56

Additional Information	57

TortoiseEcofin

2021 Semi-Annual Report | May 31, 2021

Open-end fund comparison
		Total assets
Name/Ticker	Primary focus	($ Millions)(1)	Portfolio mix by asset type(1)	Portfolio mix by ownership(1)
Tortoise MLP & Pipeline Fund Institutional Class (TORIX) A Class (TORTX) Inception: 5/2011 C Class (TORCX) Inception: 9/2012	North American pipeline companies	$1,899.5
Tortoise MLP & Energy Income Fund Institutional Class (INFIX) A Class (INFRX) Inception: 5/2011 C Class (INFFX) Inception: 4/2012	Energy infrastructure equity and debt	$392.3
Tortoise MLP & Energy Infrastructure Fund Institutional Class (MLPPX)	Energy infrastructure equity and debt	$19.0
Ecofin Global Renewables Infrastructure Fund Institutional Class (ECOIX) A Class (ECOAX) Inception: 8/2020	Global Securities benefiting from long-term growth associated with energy transition	$227.3

(1)  As of 05/31/2021

(unaudited)

TortoiseEcofin	1

Tortoise
2021 Semi-Annual Report

Dear shareholder,

The first half of the 2021 fiscal year started off strong. As many parts of the world are reopening, travel is picking up and with it energy demand. This translated into a significant recovery for energy infrastructure companies. The new administration and continued focus on ESG initiatives is driving positive fundamental momentum for renewable energy companies, despite a pullback in the first half of the fiscal year. We think there will be compelling opportunities across all of these essential assets for investors as the year unfolds.

Energy and power infrastructure

The broader energy sector, as represented by the S&P Energy Select Sector® Index, finished the semiannual period ending May 31, 2021 in significant positive territory, returning 45.48%. Energy markets and commodity prices experienced a significant turnaround propelled by the vaccine-driven rally since last November. As positive cases decline and mobility increases, global oil demand could exceed pre-pandemic levels over the next 12 months, a far-fetched thought one year ago.

There continues to be encouraging news around mobility and the economic reopening. According to Morgan Stanley, the mobility data in Israel, which is leading the world in vaccinations on a percentage basis, suggests demand for gasoline and diesel was up to 107% of its 2019 level. In the U.S., total refined product demand surged higher than the corresponding week in 2019. While a slower recovery should be expected in jet fuel, more Americans are traveling, with American Airlines announcing that April ticket sales hit 90% of pre-pandemic levels.

The Organization of Petroleum Exporting Countries (OPEC) and their Non-OPEC partners (OPEC+) continued deep production cuts with a clear goal of balancing the global crude oil market. Overall adherence to the production cut agreement remained strong in the first half of 2021 leading to inventory draws. The global crude oil market remains in deficit, supported by the OPEC+ crude oil production cut agreement, and inventory draws are expected to continue throughout 2021 driven by increased demand as the world economy re-opens.

U.S. crude oil production stabilized to start 2020. Through the first five months of 2021, U.S. crude oil production averaged 10.9 million barrels per day (b/d). This was a welcome change from the volatile 2021, which witnessed U.S. crude oil production fall from a record 13.1 million b/d in March 2020 to 10.3 million b/d in September 20201. For the remainder of 2021, the Energy Information Administration (EIA) forecasts that U.S. crude oil production will average 11.1 million b/d2.

The COVID-19 pandemic accelerated U.S. producer capital discipline as investors focused on higher free cash flow (FCF) generation and return of capital to shareholders. In 2021, private producers started to increase activity levels yet public exploration & production companies’ (E&Ps) capital discipline remains with a growing portion of FCF going to shareholders through fixed dividends, variable dividends, and share buybacks. This was highlighted by EOG’s $1 per share special dividend and Devon Energy Corporation (DVN)’s higher-than-expected variable dividend. EOG and Devon Energy were the first public exploration and production companies to use fixed plus variable distribution model.

The natural gas market, like the crude oil market, tightened during the first half of the 2021 fiscal year. A cold winter in Europe and Asia led to a surge in demand resulting in liquefied natural gas (LNG) exports from the U.S. rapidly increasing to offset the global demand. There were other signs of healthy and rebounding demand. According to the EIA, in May 2021, natural gas storage was below its five-year average while at the same time LNG exports were above 11 billion cubic feet per day (Bcf/d), near all-time highs. Production growth is expected to remain concentrated in the highest quality basins, the Marcellus and Haynesville, and in the Permian Basin driven by associated natural gas. On the infrastructure side, we expect further opportunities down the road, particularly for LNG incumbents. Longer term, we believe natural gas continues to be a predominant bridge fuel to reduce global CO2 emissions, along with renewables, as both take market share from coal.

Midstream energy performance was strong during the first half of the 2021 fiscal year with the Tortoise North American Pipeline IndexSM returning 31.11% and the Tortoise MLP Index® returning 42.46%. GDP estimates are rising, which should lead to increased energy demand and volumes flowing through pipelines. The market also became more focused on inflation, which historically is a positive for the energy sector and midstream stocks.

A couple of themes stood out for midstream businesses throughout the first half of the fiscal year. The 2021 first quarter earnings reporting period was one of the strongest for the group in recent memory. The two main drivers were the benefits from Texas winter storm Uri and increased revisions of 2021 estimated EBITDA driven by higher volumes expectations due to the economy reopening. Midstream companies generated approximately $4 billion in additional EBITDA from the Texas winter storm Uri as they supplied the market with much needed natural gas and power as prices spiked, with Kinder Morgan, Inc. (KMI) and Energy Transfer LP (ET) being the biggest beneficiaries. 2021 EBITDA expectations were also revised higher based on increasing activity through the second half of the year. Volumes are being driven primarily by increased drilling activity from private producers with public E&Ps showing capital restraint. On the cost side, companies kept capital expenditures lower and are using the excess cash flow to reduce debt with stock buybacks as a secondary and growing consideration. Fifteen midstream companies now maintain active buyback programs and MPLX LP (MPLX) led purchases during the first quarter, buying back $155 million of stock.

As free cash flow generation continues to ramp, we expect earnings and distribution announcements will further highlight the stability of the midstream business model. Midstream FCF is expected to rise

(unaudited)

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2021 Semi-Annual Report | May 31, 2021

over the next several years to produce a FCF yield 10%-15% compared to S&P 500 FCF yield of 5%. Even with a tremendous run-up in valuations the midstream sector is still trading at a discount relative to its history. We believe the forthcoming FCF and share buybacks tailwinds can drive sustainable outperformance for the midstream sector.

With inflation increasing during the first half of the fiscal year, many investors began to look towards midstream as an asset class with inflation protection. Pipelines typically have long-term contracts with inflation protection from regulated tariff escalators. For example, tariffs on regulated liquid pipelines often include an inflation escalator. This allows increases in-line with the change in the Producer Price Index (PPI), offering some protection from inflation. In May 2021, the PPI rose 0.8%, according to the U.S. Bureau of Labor Statistics. Even if May PPI levels were held flat through year end, the 2021 PPI would increase by 6.5%, which with the 0.78% added would amount to an annual tariff increase of over 7%.

The first half of the fiscal year also saw a presidential transition which added uncertainty to the regulatory environment. In terms of key regulatory announcements, the Biden administration made several announcements at the beginning of his presidency which resulted in more “bark than bite”. Those announcements included rejoining the Paris Climate Accord, issuing a temporary pause on leasing on federal lands and revoking the permit of the Keystone XL Pipeline.

However, it is what the administration hasn’t done in its first months into the presidency which leads to a more constructive political and regulatory environment moving forward. The Army Corps of Engineers, an arm of the executive branch, deferred to the district court judge in regard to shutting down the Dakota Access Pipeline. Ultimately, the judge allowed the pipeline to continue to operate while its environmental impact statement is completed. Further, the Biden administration continues to allow drilling on federal lands, a much-discussed issue preceding the election. Finally, in response to the Colonial Pipeline cyberattack in May, U.S. Energy Secretary Jennifer Granholm talked about not relying too long on alternate truck or rail transport and that “Pipe is the best way to go.”3

The predominant theme around Biden’s energy plan is to address climate change and create substantial job opportunities for Americans. Climate change and related opportunities for the overall economy was one of the four pillars of the convention platform, integrated into an overall vision of revitalization of America. We are keeping a close eye on policy guidelines. The tight margin in both houses of congress likely forces legislation using the reconciliation process, which we expect tilts legislation towards tax credit policy rather than more restrictive, comprehensive climate policies.

Under President Biden’s infrastructure bill, the initial plan calls for 10 pilot projects targeting currently hard-to-abate sectors such as steel, cement, and chemicals. Traditional companies are calling for regulatory support including the expansion of Section 45Q tax credit. In fact, Exxon Mobil Corporation (XOM) announced the largest proposed carbon capture sequestration project at approximately $100 billion. An expansion of these tax credits could make carbon capture adoption more widespread. Provided the necessary incentives, carbon capture, utilization and storage (CCUS) could grow 10x by 2030 and become a $1.0 trillion market by 2050. We believe the administration is taking a holistic view of this energy transition with the understanding that fossil fuels remain critical to the economy for decades.

The change in sentiment continued, with energy companies shifting from resisting energy transition to participating in the energy transition to start 2021. Some European oil majors continue to openly discuss a shifting view and path forward around renewable energy. Engine No. 1, a small hedge fund, instigated an activist campaign on how ExxonMobil was approaching energy transition and ended up with three of its board of directors nominees elected to Exxon’s board. Some midstream companies formed sustainable development groups, and formal carbon reduction targets were established. This process should enhance environmental transparency by quantifying estimated greenhouse gas emissions from wellhead to cargo delivery point.

Carbon capture and hydrogen remain among the most discussed energy technologies energy companies can utilize to partake in the energy transition. Carbon capture was in the news with Exxon proposing a series of projects along the Gulf Coast which could total over $100 billion in investments. Carbon can either be captured directly from the atmosphere or in higher concentrations directly from point sources, such as industrial exhaust. We believe existing U.S. CO2 pipeline infrastructure is critical to accommodate carbon volumes, and more infrastructure will need to be built or repurposed to transport the captured carbon. Pipeline infrastructure could also be repurposed to transport hydrogen. Hydrogen transportation, including blending 5-10% of hydrogen into the methane stream presents opportunities for existing pipeline infrastructure or creates new large-scale infrastructure opportunities. As the world demands more energy and less carbon, we encourage midstream companies to view energy transition opportunistically.

Within the downstream portion of the energy value chain, optimism towards the refining sector has been increasing as the pace of domestic demand recovery has been leading to tighter supply/ demand balances relative to the 2019 baseline considering capacity closures. Permanent refinery closures have helped and continue to help balance the market from a supply and demand perspective. From a U.S. refined product standpoint, gasoline and diesel are near pre-COVID levels while a slower recovery is expected in jet fuel. As U.S. energy demand recovers in 2021, U.S. refinery utilization and throughput should return to more normalized levels.

Natural gas liquids, unlike the refining sector proved resilient despite challenges faced during the COVID-19 pandemic. Strength in LPGs (liquid petroleum gases) has been notable, where demand is driven by global population growth and improvements in living standards in Asia, notably in China and India.

(unaudited)

TortoiseEcofin	3

Sustainable infrastructure

The first half of the fiscal period was turbulent for renewable energy due to a reflation rotation and concerns about inflationary impacts on renewable project returns along with more aggressive bidding for renewable project sites by oil and gas companies. We saw meaningful equity price corrections across many of the ‘champions’ of the broader space, following a banner year in 2020.

Many of the headwinds impacting the first fiscal quarter continued into the second fiscal quarter, particularly the reflation trade, which delivered stark underperformance of structural growth versus value cyclicals, and the continuing underperformance of pure-play renewables stocks. An additional headwind that grew in significance during the second quarter was strength in commodity and freight pricing which threatened to squeeze renewable equipment supplier margins and renewable developer returns. Many of the pricing framework agreements for renewable equipment had already been set, as well as some power purchase agreements for renewable developers. The ability to pass through higher raw material costs is likely to be challenging.

Ongoing strength in polysilicon, steel and copper prices added to the string of uncertainties surrounding the renewable equipment and renewable developers that investors contemplated during the first half of the year. Given the fact that in many regions renewable power purchase agreements are already attractively priced relative to prevailing spot and forward electricity prices, renewable developers should have the ability to enforce pricing power and to defend new project returns by stabilising and/or increasing power purchase agreement pricing for new renewables projects.

From a macro perspective, inflationary impulses may peak around the middle of this year. Moving into the second half of 2021 and beyond, a normalization of inflation should result in less individual factor leadership (such as cyclical and value which dominated the first half) and provide a more benign backdrop for stock picking. There are policy drivers due in the second half of this year which should re-focus attention on the energy transition: the European Commission will release new emissions reduction targets for various industries in July; US infrastructure stimulus is on the agenda for H2 (and should include various tax credits and incentives for renewable technologies such as wind, solar and battery storage and incentives for electric vehicles as well as building efficiency); and the COP26 climate summit in November will encourage more ambitious decarbonization targets from governments and corporates.

Concluding thoughts

As people continue to receive vaccinations and the economy opens due to increased mobility, we see positive momentum across the essential assets in which we invest. Increased travel is positive for energy demand that impacts the entire energy value chain. Renewable energy stocks slowed down during the first half of the fiscal year with a few headwinds, but mostly pulling back from an extremely strong 2020. We are optimistic about essential assets and our funds for the remainder of 2021 and beyond.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of TIS Advisors which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index® and Tortoise North American Pipeline IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by TIS Advisors and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

Free cash flow is the cash a company produces through its operations, less the cost of total capital expenditures (growth and maintenance).

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1.	Energy Information Administration, December 2020 STEO
2.	Energy Information Administration, June 2021 STEO
3.	S&P Global Platts, May 2021, DDAPL cites Colonial Pipeline outage as reason to remain open

(unaudited)

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2021 Semi-Annual Report | May 31, 2021

Tortoise
MLP & Pipeline Fund

Basic fund facts

Investment objective: Total return

Structure: Regulated investment company

	Institutional		A Class		C Class
Ticker	TORIX		TORTX		TORCX
Gross expense ratio	0.94%		1.19%		1.94%
Redemption fee	None		None		None
Maximum front-end sales load	None	(1)	5.50%	(2)	None	(1)
Maximum deferred sales load	None		None	(3)	1.00%	(4)

(1)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(2)	You may qualify for sales charge discounts if you invest at least $50,000.
(3)	No front-end sales charge is payable on A Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.
(4)	The C Class CDSC applies to redemptions made within 12 months of purchase.

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Strategic assets that fuel the economy

●	Diversified asset base

●	Limited direct commodity price exposure

●	History of predictable, recurring cash flows

●	Total-return potential through growth and current income

●	Experienced management teams

Top ten holdings (as of May 31, 2021)

1.	Cheniere Energy, Inc.	9.0%
2.	ONEOK, Inc.	7.9%
3.	Enbridge Inc.	7.8%
4.	The Williams Companies, Inc.	7.7%
5.	Kinder Morgan, Inc.	7.7%
6.	Targa Resources Corp.	7.4%
7.	TC Energy Corporation	4.9%
8.	Plains GP Holdings, L.P.	4.9%
9.	Energy Transfer LP	4.8%
10.	Pembina Pipeline Corporation	4.8%

Key asset performance drivers

●	The fund’s allocation to gathering & processing companies was the largest detractor during the period

●	The fund’s allocation to power & renewable Infrastructure companies and crude oil pipeline companies also detracted from relative performance during the period

●	The fund’s underweight allocation to refined product pipelines was additive to relative performance during the period

Top five contributors
Cheniere Energy Inc.
Targa Resources Corp.
Williams Companies, Inc.
ONEOK, Inc.
Energy Transfer LP

Bottom five contributors
Clearway Energy, Inc.
Nextera Energy Inc.
Crestwood Equity Partners LP
Cash
Sempra Energy

(unaudited)

TortoiseEcofin	5

Tortoise
MLP & Pipeline Fund (continued)

Value of $1,000,000 vs. S&P 500® Index Since inception on May 31, 2011 through May 31, 2021

This chart illustrates the performance of a hypothetical $1,000,000 investment made on May 31, 2011 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on May 31, 2011 through May 31, 2021. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

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2021 Semi-Annual Report | May 31, 2021

Total returns (as of May 31, 2021)

Ticker	Class	6 Months	1 year	3 years	5 years	Since inception(1)	Gross expense ratio
TORIX	Institutional	35.42%	37.22%	-1.92%	2.20%	4.57%	0.94%
TORTX	A Class (excluding load)(2)	35.36%	37.01%	-2.14%	1.91%	4.28%	1.19%
TORTX	A Class (maximum load)(2)	27.92%	29.54%	-3.97%	0.76%	3.69%	1.19%
TORCX	C Class (excluding CDSC)	34.72%	35.88%	-2.87%	1.19%	3.52%	1.94%
TORCX	C Class (including CDSC)	33.72%	34.88%	-2.87%	1.19%	3.52%	1.94%
S&P 500® Index(3)		16.95%	40.32%	18.00%	17.16%	14.38%	—
TNAPT(4)		31.10%	36.47%	4.56%	6.54%	6.97%	—

(1)	Reflects period from fund inception on May 31, 2011 through May 31, 2021. The Institutional and A Class Shares commenced operations on May 31, 2011 and C Class Shares commenced operations on September 19, 2012. Performance shown for the C Class prior to inception of the C Class Shares is based on the performance of the Institutional Class Shares, adjusted for the higher expenses applicable to C Class Shares.
(2)	Prior to March 30, 2019, A Class Shares were known as Investor Class Shares
(3)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(4)	The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the A Class (maximum load) reflects a sales charge of 5.50%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

TortoiseEcofin	7

Tortoise
MLP & Energy Income Fund

Basic fund facts

Investment objective: Current income and long-term capital appreciation

Structure: Regulated investment company

	Institutional		A Class		C Class
Ticker	INFIX		INFRX		INFFX
Gross expense ratio	1.14%		1.39%		2.14%
Redemption fee	None		None		None
Maximum front-end sales load	None	(1)	5.50%	(2)	None	(1)
Maximum deferred sales load	None		None		1.00%	(4)

(1)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(2)	You may qualify for sales charge discounts if you invest at least $50,000.
(3)	No front-end sales charge is payable on A Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.
(4)	The C Class CDSC applies to redemptions made within 12 months of purchase.

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Securities from across the capital structure and energy value chain

●	Strategic assets that fuel the economy

●	Diversified asset base

●	Limited direct commodity price exposure

●	History of predictable, recurring cash flows

●	Current income through distributions

●	A flexible asset allocation dependent on current market opportunities

●	Experienced management team

Top ten holdings (as of May 31, 2021)

1.	Energy Transfer LP	5.0%
2.	Cheniere Energy, Inc.	4.7%
3.	The Williams Companies, Inc.	4.6%
4.	DCP Midstream, LP	4.4%
5.	ONEOK, Inc.	4.2%
6.	Plains GP Holdings, L.P.	4.1%
7.	Enterprise Products Partners L.P.	3.8%
8.	TC Energy Corporation	3.7%
9.	MPLX LP	3.7%
10.	Enbridge Inc.	3.6%

Key asset performance drivers

●	Exposure to fixed income detracted from relative performance as the market sharply rebounded

●	The fund’s underweight allocation to gathering & processing companies was the largest detractor during the period

●	The fund’s allocation to power & renewable Infrastructure companies and natural gas pipelines also detracted from relative performance during the period

Top five contributors
Energy Transfer LP
ONEOK, Inc.
Cheniere Energy Inc.
MPLX LP
DCP Midstream LP

Bottom five contributors
Clearway Energy, Inc.
New Fortress Energy Inc., 6.750%, Due 9/15/2025
New Fortress Energy Inc., 6.500%, Due 9/30/2026
Cash
Blue Racer Midstream LLC, 6.125%, Due 11/15/2022

(unaudited)

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2021 Semi-Annual Report | May 31, 2021

Value of $1,000,000 vs. the Alerian MLP Index May 31, 2011 through May 31, 2021

This chart illustrates the performance of a hypothetical $1,000,000 investment made on May 31, 2011 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on May 31, 2011 through May 31, 2021. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a pricereturn basis (AMZ) and on a total-return basis (AMZX).

(unaudited)

TortoiseEcofin	9

Tortoise
MLP & Energy Income Fund (continued)

Total returns (as of May 31, 2021)

							Since	Gross
Ticker	Class	6 Months	1 year	3 years	5 years	10 years(1)	inception(2)	expense ratio
INFIX	Institutional	24.09%	31.48%	0.81%	1.95%	2.45%	3.25%	1.14%
INFRX	A Class (excluding load)	23.85%	31.15%	0.59%	1.73%	2.21%	3.01%	1.39%
INFRX	A Class (maximum load)	17.11%	23.90%	-1.29%	0.60%	1.63%	2.46%	1.39%
INFFX	C Class (excluding CDSC)	23.47%	30.17%	-0.22%	0.94%	1.47%	2.30%	2.14%
INFFX	C Class (including CDSC)	22.47%	29.17%	-0.22%	0.94%	1.47%	2.30%	2.14%
Alerian MLP Index(3)		44.09%	43.63%	-2.50%	-1.06%	0.67%	1.20%	—

(1)	The C Class Shares commenced operations on April 2, 2012. Performance shown for the C Class prior to the inception of the C Class is based on the performance of the Institutional Class Shares, adjusted for the higher expenses applicable to the C Class Shares.
(2)	Reflects period from fund inception on December 27 2010 through May 31, 2021. The Institutional Class commenced operations on December 27, 2010, the A Class Shares commenced operation on May 18, 2011 and the C Class Shares commenced operations on April 2, 2012. Performance shown for the A Class and C Class prior to the inception of the A Class Shares and C Class Shares is based on the performance of the Institutional Class Shares, adjusted for the higher expenses applicable to the A Class Shares and the C Class Shares, respectively.
(3)	The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a pricereturn basis (AMZ) and on a total-return basis (AMZX).

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the A Class (maximum load) reflects a sales charge of 5.50%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 18 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

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2021 Semi-Annual Report | May 31, 2021

Tortoise
MLP & Energy Infrastructure Fund

Basic fund facts

Investment objective: Current income and long-term capital appreciation

Structure: Regulated investment company

	Institutional
Ticker	MLPPX
Net expense ratio(1)	1.02%
Redemption fee	None
Maximum front-end sales load	None	(2)
Maximum deferred sales load	None

(1)	Tortoise has contractually agreed to limit total operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage/borrowing interest, interest expense, taxes and extraordinary expenses) through 3/31/2022. Reimbursed expenses may be recouped for a period of thirty-six months if such recoupment can be achieved without exceeding these expense limits.
(2)	While the Institutional Class has no front-end load, advisory and other expenses still apply.

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Securities from across the capital structure and energy value chain

●	Strategic assets that fuel the economy

●	Diversified asset base

●	Limited direct commodity price exposure

●	History of predictable, recurring cash flows

●	Current income through distributions

●	A flexible asset allocation dependent on current market opportunities

●	Experienced management team

Top ten holdings (as of May 31, 2021)

1.	Energy Transfer LP	5.0%
2.	Cheniere Energy, Inc.	4.8%
3.	The Williams Companies, Inc.	4.7%
4.	DCP Midstream, LP	4.5%
5.	ONEOK, Inc.	4.3%
6.	Plains GP Holdings, L.P.	4.1%
7.	Enterprise Products Partners, L.P.	4.1%
8.	TC Energy Corporation	3.8%
9.	MPLX LP	3.8%
10.	Enbridge Inc.	3.6%

Key asset performance drivers

●	Exposure to fixed income detracted from relative performance as the market sharply rebounded

●	The fund’s underweight allocation to gathering & processing companies was the largest detractor during the period

●	The fund’s allocation to power & renewable Infrastructure companies and natural gas pipelines also detracted from relative performance during the period

Top five contributors
Energy Transfer LP
ONEOK, Inc
Cheniere Energy Inc.
MPLX LP
DCP Midstream LP

Bottom five contributors
Clearway Energy, Inc.
New Fortress Energy Inc., 6.750%, Due 9/15/2025
Blue Racer Midstream LLC, 6.125%, Due 11/15/2022
Blue Racer Midstream LLC, 7.625%, Due 12/15/2025
Hess Midstream Operation, 5.125%, Due 6/15/2028

(unaudited)

TortoiseEcofin	11

Tortoise
MLP & Energy Infrastructure Fund (continued)

Value of $5,000,000 vs. the Alerian MLP Index May 31, 2011 through May 31, 2021

This chart illustrates the performance of a hypothetical $5,000,000 investment made on May 31, 2011 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since May 31, 2011 through May 31, 2021. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

(unaudited)

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2021 Semi-Annual Report | May 31, 2021

Total returns (as of May 31, 2021)

							Since	Gross
Ticker	Class	6 Months	1 year	3 years	5 years	10 years	inception(1)	expense ratio(3)
MLPXX	Institutional	23.65%	26.41%	-0.05%	1.44%	2.00%	3.37%	1.07%
Alerian MLP Index(2)		44.09%	43.63%	-2.50%	-1.06%	0.67%	2.11%	—

(1)	Reflects period from fund inception on September 9, 2010 through May 31, 2021.
(2)	The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a pricereturn basis (AMZ) and on a total-return basis (AMZX).
(3)	The gross expense ratio is in line with the MLP & Energy Infrastructure Fund’s most recent effective prospectus and may not reflect current year activity.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

TortoiseEcofin	13

Ecofin
Global Renewables Infrastructure Fund

Basic fund facts

Investment objective: Total Return

Structure: Regulated Investment Company

	Institutional		A Class
Ticker	ECOIX		ECOAX
Net Expense Ratio(1)	1.00%		1.25%
Redemption fee	None		None
Maximum front-end sales load	None	(2)	5.50%	(3)
Maximum deferred sales load	None		None	(4)

(1)	Tortoise has contractually agreed to limit total operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage/borrowing interest, interest expense, taxes and extraordinary expenses) through 3/31/2022. Reimbursed expenses may be recouped for a period of thirty-six months if such recoupment can be achieved without exceeding these expense limits.
(2)	While the Institutional Class has no front-end load, advisory and other expenses still apply.
(3)	You may qualify for sales charge discounts if you invest at least $50,000.
(4)	No front-end sales charge is payable on A Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Securities from across the capital structure and energy value chain
●	Strategic assets that fuel the economy
●	Diversified asset base
●	Limited direct commodity price exposure
●	History of predictable, recurring cash flows
●	Current income through distributions
●	A flexible asset allocation dependent on current market opportunities
●	Experienced management team

Top ten holdings (as of May 31, 2021)

1.	NextEra Energy, Inc.	4.8%
2.	Covanta Holding Corporation	4.8%
3.	TransAlta Renewables Inc.	4.6%
4.	Iberdrola, S.A.	4.5%
5.	Exelon Corporation	4.3%
6.	Edison International	4.3%
7.	Orsted A/S	4.1%
8.	EDP - Energias de Portugal, S.A.	4.1%
9.	China Suntien Green Energy Corp Ltd.	4.1%
10.	China Longyuan Power Group Corp Ltd.	4.0%

Key asset performance drivers

●	The fund’s allocation to Chinese power companies focusing on renewable energy had the highest positive contribution to performance
●	European and Chile renewables infrastructure companies performed poorly
●	Overall the sector digested the very strong 2020 performance and offers a great combination of growth and attractive valuations

Top five contributors
China Longyuan Power Group Corporation
China Suntien Green Energy
Renova Inc
ERG SPA
Transalta Renewables Inc.

Bottom five contributors
Enel Chile SA
Sunrun Inc
Orsted A/S
Scatec Solar ASA
Innergex Renewable Energy, Inc.

(unaudited)

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2021 Semi-Annual Report | May 31, 2021

Ecofin
Global Renewables Infrastructure Fund (continued)

Value of $1,000,000 vs. S&P Global Infrastructure® Index November 2, 2015 through May 31, 2021

The Fund commenced operations on August 7, 2020. The performance data quoted for the period prior to August 7, 2020 is that of the Tortoise Global Renewables Infrastructure Fund (the “Predecessor Fund”) and has been adjusted to reflect the Fund’s shares class’ fees and expenses. The Predecessor Fund commenced operations on November 2, 2015 and was not a registered mutual fund subject to the same investment and tax restrictions as the Fund. This chart illustrates the performance of a hypothetical $1,000,000 investment made on November 2, 2015 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance on November 2, 2015 through May 31, 2021. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P Global Infrastructure® Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. You cannot invest directly in an index.

(unaudited)

TortoiseEcofin	15

Total returns (as of May 31, 2021)

						Since	Gross
Ticker	Class	6 Months	1 Year	3 Years	5 Years	inception	expense ratio(5)
ECOIX(1)(2)	Institutional	6.72%	45.09%	20.05%	16.08%	15.32%	1.46%
ECOAX(1)(3)	A Class (excluding load)	6.59%	44.95%	19.81%	15.83%	15.07%	2.08%
ECOAX(1)(3)	A Class (maximum load)	0.69%	36.98%	17.57%	14.52%	13.91%	2.08%
S&P Global Infrastructure Index(4)		10.45%	23.75%	6.90%	7.23%	7.11%	—
S&P Global Infrastructure Index (Net)(4)		10.04%	22.80%	5.97%	6.27%	6.15%	—

(1)	Fund commenced operations on August 7, 2020.
(2)	The performance data quoted for the period prior to August 7, 2020 is that of the Tortoise Global Renewables Infrastructure Fund Limited (the “Predecessor Fund”) and has been adjusted to reflect the Fund’s share class’ fees and expenses. The Predecessor Fund commenced operations during November 2, 2015, and was not a registered mutual fund subject to the same investment and tax restrictions as the Fund. If it had, the Predecessor Fund’s performance might have been lower. The Predecessor Fund’s shares were exchanged for the Fund’s Institutional Class shares on August 7, 2020.
(3)	Performance of the A Class prior to the inception of the class is based on the performance of the Predecessor Fund, adjusted for the higher expenses applicable to the class compared to the Institutional Class.
(4)	The S&P Global Infrastructure® Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. You cannot invest directly in an index.
(5)	The gross expense ratio is in line with the Global Renewables Infrastructure Fund’s most recent effective prospectus and may not reflect current year activity.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the A Class (maximum load) reflects a sales charge of 5.50%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

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2021 Semi-Annual Report | May 31, 2021

Mutual fund investing involves risk. Principal loss is possible. The funds are non-diversified, meaning they may concentrate their assets in fewer individual holdings than a diversified fund. Therefore, the funds are more exposed to individual stock volatility than diversified funds. Investing in specific sectors such as North American energy may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with energy investments, including upstream energy companies, midstream companies, downstream companies, energy company beneficiaries, master limited partnerships (MLPs), MLP affiliates, commodity price volatility, supply and demand, regulatory, environmental, operating, capital markets, terrorism, natural disaster and climate change risks. The tax benefits received by an investor investing in the funds differ from that of a direct investment in an MLP by an investor. The value of the funds’ investments in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the funds which could result in a reduction of the funds’ values. Investments in foreign companies involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The funds invest in large, small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The funds may also write call options which may limit the funds’ abilities to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline. Some funds may invest in other derivatives including options, futures and swap agreements, which can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative held by the funds may not correlate with the underlying instrument or the fund’s other investments and can include additional risks such as liquidity risk, leverage risk and counterparty risk that are possibly greater than risks associated with investing directly in the underlying investments. Some funds may engage in short sales and in doing so are subject to the risk that they may not always be able to borrow a security, or close out a short position at a particular time or at an acceptable price.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the funds.

Fund holdings and allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the fund’s Schedule of Investments in this report.

(unaudited)

TortoiseEcofin	17

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2020 – May 31, 2021)

Actual expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tortoise MLP & Pipeline Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(12/01/2020)	(05/31/2021)	(12/01/2020 – 05/31/2021)
Institutional Class Actual(2)	$1,000.00	$1,354.20	$5.58
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.19	$4.78
A Class Actual(2)	$1,000.00	$1,353.60	$7.04
A Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.95	$6.04
C Class Actual(2)	$1,000.00	$1,347.20	$11.41
C Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.21	$9.80

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.95%, 1.20%, and 1.95% for the Institutional Class, A Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2021 of 35.42%, 35.36% and 34.72% for the Institutional Class, A Class and C Class, respectively.

(unaudited)

18	TortoiseEcofin

2021 Semi-Annual Report | May 31, 2021

Tortoise MLP & Energy Income Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(12/01/2020)	(05/31/2021)	(12/01/2020 – 05/31/2021)
Institutional Class Actual(2)	$1,000.00	$1,240.90	$6.54
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.10	$5.89
A Class Actual(2)	$1,000.00	$1,238.50	$7.92
A Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.85	$7.14
C Class Actual(2)	$1,000.00	$1,234.70	$12.09
C Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.11	$10.90

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.17%, 1.42%, and 2.17% for the Institutional Class, A Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2021 of 24.09%, 23.85% and 23.47% for the Institutional Class, A Class and C Class, respectively.

Tortoise MLP & Energy Infrastructure Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(12/01/2020)	(05/31/2021)	(12/01/2020 – 05/31/2021)
Institutional Class Actual(2)	$1,000.00	$1,236.50	$5.58
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.95	$5.04

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.00%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2021 of 23.65%.

(unaudited)

TortoiseEcofin	19

Ecofin Global Renewables Infrastructure Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(12/01/2020)	(05/31/2021)	(12/01/2020 – 05/31/2021)
Institutional Class Actual(2)	$1,000.00	$1,067.20	$5.15
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.95	$5.04
A Class Actual(2)	$1,000.00	$1,065.90	$6.44
A Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.70	$6.29

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.00% and 1.25% for the Institutional Class and A Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2021 of 6.72% for the Institutional Class and 6.59% for the A Class, respectively.

(unaudited)

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2021 Semi-Annual Report | May 31, 2021

Tortoise MLP & Pipeline Fund
Schedule of Investments (unaudited)
May 31, 2021

	Shares	Fair Value
Common Stock — 73.0%(1)
Canadian Crude Oil Pipelines — 14.6%(1)
Enbridge Inc.	3,803,475	$146,357,718
Inter Pipeline Ltd.	2,478,186	36,268,638
Pembina Pipeline Corporation	2,796,189	90,386,309
		273,012,665

Canadian Natural Gas/Natural Gas Liquids Pipelines — 7.7%(1)
Keyera Corp.	2,116,027	52,478,100
TC Energy Corporation	1,805,187	92,172,848
		144,650,948

United States Crude Oil Pipelines — 4.9%(1)
Plains GP Holdings, L.P.	8,408,327	91,734,848

United States Natural Gas Gathering/Processing — 11.5%(1)
Antero Midstream Corporation	1,960,135	18,817,296
Equitrans Midstream Corporation	5,769,989	47,544,710
Hess Midstream LP	441,009	11,232,499
Targa Resources Corp.	3,572,076	138,810,873
		216,405,378

United States Natural Gas/Natural Gas Liquids Pipelines — 32.3%(1)
Cheniere Energy, Inc.(2)	1,983,795	168,424,196
Kinder Morgan, Inc.	7,878,289	144,487,820
ONEOK, Inc.	2,800,202	147,682,654
The Williams Companies, Inc.	5,518,027	145,344,831
		605,939,501

United States Renewables and Power Infrastructure — 2.0%(1)
Clearway Energy, Inc.	377,640	10,132,081
NextEra Energy Partners LP	293,199	20,046,016
Sempra Energy	58,614	7,941,611
		38,119,708
Total Common Stock
(Cost $1,060,204,187)		1,369,863,048

Master Limited Partnerships — 24.8%(1)
United States Crude Oil Pipelines — 4.2%(1)
BP Midstream Partners LP	1,226,039	17,336,192
Nustar Energy L.P.	1,500,966	27,542,726
Shell Midstream Partners, L.P.	2,351,076	33,949,537
		78,828,455

United States Natural Gas Gathering/Processing — 2.7%(1)
Crestwood Equity Partners LP	304,605	8,729,979
Western Midstream Partners, LP	2,034,835	40,656,003
		49,385,982

United States Natural Gas/Natural Gas Liquids Pipelines — 10.1%(1)
DCP Midstream, LP	1,075,581	27,072,374
Energy Transfer LP	9,184,537	90,926,916
Enterprise Products Partners L.P.	3,057,717	72,192,698
		190,191,988

United States Other — 0.2%(1)
Westlake Chemical Partners LP	115,077	3,119,738

United States Refined Product Pipelines — 7.6%(1)
Magellan Midstream Partners, L.P.	749,700	36,952,713
MPLX LP	3,009,314	86,156,660
Phillips 66 Partners LP	499,212	20,008,417
		143,117,790
Total Master Limited Partnerships
(Cost $408,052,676)		464,643,953

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
First American Government Obligations Fund,
Class X, 0.03%(3)
(Cost $2,623,090)	2,623,090	2,623,090

Total Investments — 97.9%(1)
(Cost $1,470,879,953)		1,837,130,091
Other Assets in Excess of
Liabilities, Net — 2.1%(1)		39,839,338
Total Net Assets — 100.0%(1)		$1,876,969,429

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of May 31, 2021.

See accompanying Notes to Financial Statements.

TortoiseEcofin	21

Tortoise MLP & Energy Income Fund
Schedule of Investments (unaudited)
May 31, 2021

	Shares	Fair Value
Common Stock — 47.9%(1)
Britain Renewables and Power Infrastructure — 1.6%(1)
Atlantica Yield plc	173,685	$6,313,450

Canadian Crude Oil Pipelines — 3.5%(1)
Enbridge Inc.	362,649	13,954,733

Canadian Natural Gas Pipelines — 3.7%(1)
TC Energy Corporation	284,789	14,541,326

United States Crude Oil Pipelines — 4.1%(1)
Plains GP Holdings, L.P.	1,466,705	16,001,752

United States Gathering and Processing — 3.1%(1)
Equitrans Midstream Corporation	672,751	5,543,468
Targa Resources Corp.	173,324	6,735,371
		12,278,839

United States Natural Gas/Natural Gas Liquids Pipelines — 19.8%(1)
Cheniere Energy, Inc.(2)	217,909	18,500,474
Kinder Morgan, Inc.	734,073	13,462,899
New Fortress Energy, Inc.	258,548	10,884,871
ONEOK, Inc.	314,158	16,568,693
The Williams Companies, Inc.	686,665	18,086,756
		77,503,693

United States Oil & Gas Production — 2.5%(1)
EQT Corporation(2)	464,245	9,693,436

United States Refining — 4.7%(1)
Marathon Petroleum Corporation	101,485	6,271,773
Phillips 66	69,570	5,859,185
Valero Energy Corporation	76,535	6,153,414
		18,284,372

United States Renewables and Power Infrastructure — 4.9%(1)
Clearway Energy, Inc.	248,975	6,679,999
NextEra Energy Partners LP	182,991	12,511,095
		19,191,094
Total Common Stock
(Cost $185,307,402)		187,762,695

Master Limited Partnerships — 24.7%(1)
United States Natural Gas Gathering/Processing — 2.8%(1)
Crestwood Equity Partners LP	80,135	2,296,669
Western Midstream Partners, LP	425,840	8,508,283
		10,804,952

United States Natural Gas Pipelines — 13.2%(1)
DCP Midstream, LP	691,949	17,416,356
Energy Transfer LP	1,967,631	19,479,547
Enterprise Products Partners L.P.	632,690	14,937,811
		51,833,714

United States Refined Product Pipelines — 8.7%(1)
Magellan Midstream Partners, L.P.	260,345	12,832,405
MPLX LP	507,711	14,535,766
Phillips 66 Partners LP	163,030	6,534,243
		33,902,414
Total Master Limited Partnerships
(Cost $90,342,653)		96,541,080

See accompanying Notes to Financial Statements.

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2021 Semi-Annual Report | May 31, 2021

Tortoise MLP & Energy Income Fund
Schedule of Investments (unaudited) (continued)
May 31, 2021

	Principal Amount	Fair Value
Corporate Bonds — 24.2%(1)
Canadian Natural Gas Pipelines — 1.8%(1)
Rockpoint Gas Storage Canada Ltd.
7.000%, 03/31/2023(3)	$7,250,000	$7,336,094

Marshall Island Marine Transportation — 1.0%(1)
Teekay Corporation
9.250%, 11/15/2022(3)	3,875,000	3,999,387

United States Gathering and Processing — 11.0%(1)
Antero Midstream Partners LP /
Antero Midstream Finance Corp.
5.750%, 03/01/2027(3)	6,000,000	6,194,790
Blue Racer Midstream LLC /
Blue Racer Finance Corp.
7.625%, 12/15/2025(3)	3,375,000	3,646,046
6.625%, 07/15/2026(3)	3,575,000	3,742,400
EnLink Midstream, LLC
5.375%, 06/01/2029	4,255,000	4,292,338
EnLink Midstream Partners, LP
4.850%, 07/15/2026	7,200,000	7,281,072
Hess Midstream Operations LP
5.625%, 02/15/2026(3)	7,750,000	8,051,901
5.125%, 06/15/2028(3)	3,875,000	4,071,075
Targa Resources Partners LP / Targa
Resources Partners Finance Corp.
6.500%, 07/15/2027	5,275,000	5,723,480
		43,003,102

United States Natural Gas Pipelines — 5.2%(1)
NGPL Pipeco LLC
7.768%, 12/15/2037(3)	8,700,000	12,024,026
Tallgrass Energy Partners LP /
Tallgrass Energy Finance Corp.
6.000%, 03/01/2027(3)	650,000	666,250
5.500%, 01/15/2028(3)	7,575,000	7,641,281
		20,331,557

United States Oil Field Services — 1.7%(1)
Archrock Partners LP /
Archrock Partners Finance Corp.
6.875%, 04/01/2027(3)	6,275,000	6,668,505

United States Other — 3.5%(1)
New Fortress Energy, Inc.
6.750%, 09/15/2025(3)	8,400,000	8,536,080
6.500%, 09/30/2026(3)	5,000,000	5,037,500
		13,573,580
Total Corporate Bonds
(Cost $90,443,778)		94,912,225

Convertible Preferred Stock— 1.0%(1)
United States Renewables and Power Infrastructure — 1.0%(1)
CenterPoint Energy, Inc.
(Cost $3,476,914)	87,935	4,013,353

Short-Term Investment — 1.5%(1)
United States Investment Company — 1.5%(1)
First American Government Obligations Fund,
Class X, 0.03%(4)
(Cost $5,659,340)	5,659,340	5,659,340

Total Investments — 99.3%(1)
(Cost $375,230,087)		388,888,693
Other Assets in Excess of
Liabilities, Net — 0.7%(1)		2,747,762
Total Net Assets — 100.0%(1)		$391,636,455

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of May 31, 2021, the value of this investment was $77,615,335 or 19.8% of total net assets.
(4)	Rate indicated is the current yield as of May 31, 2021.

See accompanying Notes to Financial Statements.

TortoiseEcofin	23

Tortoise MLP & Energy Infrastructure Fund
Schedule of Investments (unaudited)
May 31, 2021

	Shares	Fair Value
Common Stock — 48.8%(1)
Britain Renewables and Power Infrastructure — 1.6%(1)
Atlantica Yield plc	8,455	$307,339

Canadian Crude Oil Pipelines — 3.6%(1)
Enbridge Inc.	17,935	690,139

Canadian Natural Gas Pipelines — 3.8%(1)
TC Energy Corporation	14,086	719,231

United States Crude Oil Pipelines — 4.1%(1)
Plains GP Holdings, L.P.	71,403	779,007

United States Gathering and Processing — 3.2%(1)
Equitrans Midstream Corporation	33,269	274,137
Targa Resources Corp.	8,440	327,978
		602,115

United States Natural Gas/Natural Gas Liquids Pipelines — 20.2%(1)
Cheniere Energy, Inc.(2)	10,776	914,882
Kinder Morgan, Inc.	36,304	665,815
New Fortress Energy, Inc.	12,697	534,544
ONEOK, Inc.	15,536	819,369
The Williams Companies, Inc.	33,959	894,480
		3,829,090

United States Oil & Gas Production — 2.5%(1)
EQT Corporation(2)	22,960	479,405

United States Refining — 4.8%(1)
Marathon Petroleum Corporation	5,020	310,236
Phillips 66	3,440	289,717
Valero Energy Corporation	3,785	304,314
		904,267

United States Renewables and Power Infrastructure — 5.0%(1)
Clearway Energy, Inc.	12,120	325,180
NextEra Energy Partners LP	9,049	618,680
		943,860
Total Common Stock
(Cost $5,613,102)		9,254,453

Master Limited Partnerships — 24.8%(1)
United States Natural Gas Gathering/Processing — 2.2%(1)
Western Midstream Partners, LP	21,060	420,779

United States Natural Gas Pipelines — 13.6%(1)
DCP Midstream, LP	33,975	855,151
Energy Transfer LP	96,312	953,489
Enterprise Products Partners, L.P.	32,622	770,205
		2,578,845

United States Refined Product Pipelines — 9.0%(1)
Magellan Midstream Partners, L.P.	13,503	665,563
MPLX LP	25,106	718,784
Phillips 66 Partners LP	8,060	323,045
		1,707,392
Total Master Limited Partnerships
(Cost $2,601,593)		4,707,016

See accompanying Notes to Financial Statements.

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Tortoise MLP & Energy Infrastructure Fund
Schedule of Investments (unaudited) (continued)
May 31, 2021

	Principal Amount	Fair Value
Corporate Bonds — 24.6%(1)
Canadian Natural Gas Pipelines — 1.9%(1)
Rockpoint Gas Storage Canada Ltd.
7.000%, 03/31/2023(3)	$350,000	$354,156

Marshall Island Marine Transportation — 1.0%(1)
Teekay Corporation
9.250%, 11/15/2022(3)	175,000	180,618

United States Gathering and Processing — 11.9%(1)
Antero Midstream Partners LP /
Antero Midstream Finance Corp.
5.750%, 03/01/2027(3)	370,000	382,012
Blue Racer Midstream LLC /
Blue Racer Finance Corp.
7.625%, 12/15/2025(3)	200,000	216,062
6.625%, 07/15/2026(3)	225,000	235,536
EnLink Midstream, LLC
5.375%, 06/01/2029	200,000	201,755
EnLink Midstream Partners, LP
4.850%, 07/15/2026	350,000	353,941
Hess Midstream Operations LP
5.625%, 02/15/2026(3)	375,000	389,608
5.125%, 06/15/2028(3)	175,000	183,855
Targa Resources Partners LP / Targa
Resources Partners Finance Corp.
6.500%, 07/15/2027	262,000	284,275
		2,247,044

United States Natural Gas Pipelines — 6.0%(1)
NGPL Pipeco LLC
7.768%, 12/15/2037(3)	425,000	587,381
Tallgrass Energy Partners LP /
Tallgrass Energy Finance Corp.
6.000%, 03/01/2027(3)	200,000	205,000
5.500%, 01/15/2028(3)	350,000	353,062
		1,145,443

United States Oil Field Services — 1.7%(1)
Archrock Partners LP /
Archrock Partners Finance Corp.
6.875%, 04/01/2027(3)	300,000	318,813

United States Other — 2.1%(1)
New Fortress Energy, Inc.
6.750%, 09/15/2025(3)	400,000	406,480
Total Corporate Bonds
(Cost $4,424,129)		4,652,554

Convertible Preferred Stock — 1.0%(1)
United States Renewables and Power Infrastructure — 1.0%(1)
CenterPoint Energy, Inc.
(Cost $169,129)	4,280	195,339

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
First American Government Obligations Fund,
Class X, 0.03%(4)
(Cost $20,188)	20,188	20,188

Total Investments — 99.3%(1)
(Cost $12,828,141)		18,829,550
Other Assets in Excess of
Liabilities, Net — 0.7%(1)		137,234
Total Net Assets — 100.0%(1)		$18,966,784

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of May 31, 2021, the value of this investment was $3,812,583 or 20.1% of total net assets.
(4)	Rate indicated is the current yield as of May 31, 2021.

See accompanying Notes to Financial Statements.

TortoiseEcofin	25

Ecofin Global Renewables Infrastructure Fund
Schedule of Investments (unaudited)
May 31, 2021

	Shares	Fair Value
Common Stock — 85.7%(1)
Australia Power — 1.5%(1)
Spark Infrastructure Group	2,031,395	$3,416,074

Belgium Power — 2.0%(1)
Elia Group SA/NV	41,791	4,547,185

Canada Power — 11.7%(1)
Algonquin Power & Utilities Corp.	536,044	8,186,757
Innergex Renewable Energy Inc.	473,813	7,942,315
TransAlta Renewables Inc.	652,846	10,429,972
		26,559,044

Chile Power — 3.0%(1)
Enel Chile S.A.	115,005,314	6,814,600

Denmark Power — 4.1%(1)
Orsted A/S	61,478	9,401,777

France Power — 1.6%(1)
Neoen SA(2)	86,604	3,629,753

Germany Power — 2.4%(1)
Encavis AG	292,008	5,409,706

Hong Kong Transportation/Storage — 4.1%(1)
China Suntien Green Energy Corp Ltd.	21,947,907	9,189,465

Hong Kong Wind — 4.0%(1)
China Longyuan Power Group Corp Ltd.	6,231,423	8,955,556

Italy Power — 7.0%(1)
ERG SpA	278,646	8,502,768
Terna — Rete Elettrica Nazionale SpA	976,536	7,461,891
		15,964,659

Japan Power — 2.6%(1)
RENOVA, Inc.(2)	178,152	5,802,953

Norway Power — 3.7%(1)
Scatec ASA	314,948	8,493,387

Portugal Power — 4.1%(1)
EDP — Energias de Portugal, S.A.	1,591,372	9,272,201

Spain Power — 4.5%(1)
Iberdrola, S.A.	740,158	10,202,361

United States Power — 18.9%(1)
Atlantica Yield plc	227,060	8,253,631
Covanta Holding Corporation	739,523	10,952,336
Edison International	172,447	9,634,614
Exelon Corporation	213,608	9,637,993
Public Service Enterprise Group
Incorporated	70,186	4,359,954
		42,838,528

United States Renewables and Power Infrastructure — 7.5%(1)
NextEra Energy, Inc.	149,795	10,967,990
NextEra Energy Partners LP	86,538	5,916,603
		16,884,593

United States Solar — 3.0%(1)
Sunrun, Inc.(2)	150,523	6,731,388
Total Common Stock
(Cost $183,272,913)		194,113,230

Master Limited Partnership — 3.2%(1)
United States Power — 3.2%(1)
Brookfield Renewable Partners LP
(Cost $5,798,191)	181,179	7,205,489

Short-Term Investment— 1.7%(1)
United States Investment Company — 1.7%(1)
First American Government Obligations Fund,
Class X, 0.03%(3)
(Cost $3,913,195)	3,913,195	3,913,195

Total Investments — 90.6%(1)
(Cost $192,984,299)		205,231,914
Other Assets in Excess of
Liabilities, Net — 9.4%(1)		21,406,454
Total Net Assets — 100.0%(1)		$226,638,368

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of May 31, 2021.

See accompanying Notes to Financial Statements.

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Ecofin Global Renewables Infrastructure Fund
Open Swap Contracts (unaudited)
May 31, 2021

Counterparty	Security	Termination Date	Pay/Receive on Financing Rate	Financing Rate	Payment Frequency	Shares	Notional Amount	Unrealized Appreciation (Depreciation)*
Morgan Stanley	SSE PLC	8/17/21	Pay	0.200% + Sterling	Monthly	314,713	$6,886,929	$31,264
				Overnight Index Average
Morgan Stanley	Greencoat	8/17/21	Pay	0.200% + Sterling	Monthly	3,501,706	6,559,642	99,389
	UK Wind PLC			Overnight Index Average
Morgan Stanley	Neoen	8/17/21	Pay	0.200% + Federal	Monthly	27,718	1,162,747	(8,142)
				Funds Effective Rate
								$122,511

* Based on the net swap value held at each counterparty. Unrealized appreciation (depreciation) is a receivable (payable).

TortoiseEcofin	27

Statements of Assets & Liabilities (unaudited)
May 31, 2021

Tortoise MLP & Pipeline Fund
Assets:
Investments, at fair value (cost $1,470,879,953, $375,230,087, $12,828,141 and $192,984,299, respectively)	$1,837,130,091
Cash	115,899
Foreign cash (cost $0, $0, $0 and $624,509, respectively)	—
Cash held as collateral	—
Dividends & interest receivable	2,995,472
Receivable for investment securities sold	57,010,267
Receivable for capital shares sold	2,191,764
Receivable for swap contracts	—
Receivable for Adviser expense reimbursement	—
Prepaid expenses and other assets	56,639
Total assets	1,899,500,132
Liabilities:
Bank Overdraft	—
Payable for investment securities purchased	13,870,177
Payable for capital shares redeemed	6,627,716
Payable for fund distributions	1,230
Payable to Adviser	1,356,697
Payable for fund administration & accounting fees	178,727
Payable for compliance fees	3,102
Payable for custody fees	18,190
Payable for audit & tax	34,847
Payable for transfer agent fees & expenses	93,057
Payable for interest expense	60
Accrued expenses	86,549
Accrued distribution fees	260,351
Total liabilities	22,530,703
Net Assets	$1,876,969,429
Net Assets Consist of:
Capital Stock	$3,001,201,037
Total distributable earnings (loss)	(1,124,231,608)
Net Assets	$1,876,969,429

Institutional Class
Net Assets	$1,702,385,590
Shares issued and outstanding(1)	155,405,557
Net asset value, redemption price and minimum offering price per share	$10.95

A Class
Net Assets	$152,149,667
Shares issued and outstanding(1)	14,026,240
Net asset value, redemption price and minimum offering price per share	$10.85
Maximum offering price per share(2)	$11.48

C Class
Net Assets	$22,434,172
Shares issued and outstanding(1)	2,088,583
Net asset value, redemption price and minimum offering price per share	$10.74

(1)	Unlimited shares authorized.
(2)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

See accompanying Notes to Financial Statements.

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Tortoise MLP	Tortoise MLP	Ecofin Global
& Energy	& Energy	Renewables
Income Fund	Infrastructure Fund	Infrastructure Fund

$388,888,693	$18,829,550	$205,231,914
50,084	—	—
—	—	625,772
—	—	17,905,843
2,469,521	130,985	858,609
548,765	29,933	225,442
260,579	—	2,230,419
—	—	122,511
—	8,049	—
45,226	11,135	61,175
392,262,868	19,009,652	227,261,685

—	—	157,245
—	—	225,442
111,131	—	26,411
874	—	20
330,196	12,161	145,850
64,334	16,913	42,506
3,109	2,814	2,361
2,953	1,736	—
17,662	6,680	15,686
29,658	2,564	3,611
—	—	—
14,117	—	2,226
52,379	—	1,959
626,413	42,868	623,317
$391,636,455	$18,966,784	$226,638,368

$720,692,727	$151,058,756	$208,082,010
(329,056,272)	(132,091,972)	18,556,358
$391,636,455	$18,966,784	$226,638,368

$329,749,958	$18,966,784	$222,710,260
50,721,306	3,087,247	18,671,518
$6.50	$6.14	$11.93

$36,310,166	$—	$3,928,108
5,468,356	—	328,813
$6.64	$—	$11.95
$7.03	$—	$12.65

$25,576,331	$—	$—
3,849,653	—	—
$6.64	$—	$—

TortoiseEcofin	29

Statements of Operations (unaudited)
For the Six Months Ended May 31, 2021

Tortoise MLP &
Pipeline Fund
Investment Income:
Dividends and distributions from common stock	$34,680,568
Distributions from master limited partnerships	20,972,074
Less: return of capital on distributions from investments	(37,031,360)
Less: foreign taxes withheld	(1,911,568)
Net dividends and distributions from investments	16,709,714
Dividends from money market mutual funds	1,649
Interest income	—
Total investment income	16,711,363
Expenses:
Advisory fees (See Note 6)	7,215,307
Fund administration & accounting fees (See Note 6)	344,710
Transfer agent fees & expenses (See Note 6)	183,589
Shareholder communication fees	101,843
Registration fees	71,596
Custody fees (See Note 6)	49,077
Audit & tax fees	26,845
Insurance fees	9,597
Trustee fees	9,016
Other	8,071
Compliance fees (See Note 6)	5,033
Legal fees	3,472
Distribution fees (See Note 7):
A Class	182,195
C Class	103,152
Total expenses before interest expense on line of credit and income tax expense	8,313,503
Interest expense on line of credit (See Note 11)	60,011
Income Tax Expense	—
Total expenses before reimbursement/recoupment	8,373,514
Fee recoupment (See Note 6)	—
Less: expense reimbursement by Adviser	—
Net expenses	8,373,514
Net Investment Income (Loss)	8,337,849
Realized and Unrealized Gain (Loss) on Investments and Translations of Foreign Currency
Net realized gain (loss) on:
Investments, including foreign currency gain (loss)	(116,108,383)
Swap contracts	—
Net change in unrealized appreciation (depreciation) of:
Investments and translations of foreign currency	628,519,003
Swap contracts	—
Net Realized and Unrealized Gain (Loss) on Investments and Translations of Foreign Currency	512,410,620
Net Increase in Net Assets Resulting from Operations	$520,748,469

See accompanying Notes to Financial Statements.

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Tortoise MLP	Tortoise MLP	Ecofin Global
& Energy	& Energy	Renewables
Income Fund	Infrastructure Fund	Infrastructure Fund

$4,352,801	$213,834	$3,074,709
4,344,247	210,393	184,752
(7,886,810)	(512,691)	(240,265)
(146,982)	(7,146)	(463,085)
663,256	(95,610)	2,556,111
1,333	55	6,035
2,733,953	140,307	—
3,398,542	44,752	2,562,146

1,841,164	67,247	668,278
125,183	37,107	74,706
65,429	5,299	15,519
32,774	966	3,472
48,869	11,074	28,070
8,435	3,913	22,582
14,280	3,479	14,140
2,156	826	70
8,918	6,622	8,736
3,598	2,394	3,241
5,033	4,739	4,830
3,514	3,773	—

44,099	—	3,980
122,515	—	—
2,325,967	147,439	847,624
2,283	96	—
—	—	474
2,328,250	147,535	848,098
1,896	—	52,367
(1,896)	(57,786)	(5,156)
2,328,250	89,749	895,309
1,070,292	(44,997)	1,666,837

(12,569,141)	1,292,244	6,563,805
—	—	101,583

90,200,305	2,562,014	(6,909,316)
—	—	125,230
77,631,164	3,854,258	(118,698)
$78,701,456	$3,809,261	$1,548,139

TortoiseEcofin	31

Statements of Changes in Net Assets

	Tortoise MLP & Pipeline Fund		Tortoise MLP & Energy Income Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	May 31, 2021	November 30, 2020	May 31, 2021	November 30, 2020
	(unaudited)		(unaudited)
Operations
Net investment income	$8,337,849	$38,804,483	$1,070,292	$9,285,062
Net realized loss on unaffiliated investments
and foreign currency	(116,108,383)	(933,053,281)	(12,569,141)	(115,487,856)
Net realized loss on affiliated investments
and foreign currency	—	(50,625,613)	—	—
Net change in unrealized appreciation (depreciation)
of affiliated investments and translations of
foreign currency	—	(39,596,967)	—	—
Net change in unrealized appreciation (depreciation)
of unaffiliated investments and translations
of foreign currency	628,519,003	(84,888,734)	90,200,305	(13,443,404)
Net increase (decrease) in net assets resulting
from operations	520,748,469	(1,069,360,112)	78,701,456	(119,646,198)
Capital Share Transactions
Institutional Class:
Proceeds from shares sold	343,925,003	1,666,220,458	48,723,894	216,836,920
Proceeds from reinvestment of distributions	38,683,324	80,595,382	6,440,471	20,273,405
Payments for shares redeemed	(598,578,111)	(2,480,220,357)	(71,166,426)	(435,561,392)
Decrease in net assets from
Institutional Class transactions	(215,969,784)	(733,404,517)	(16,002,061)	(198,451,067)
A Class:
Proceeds from shares sold	15,458,914	66,455,457	10,066,731	21,090,138
Proceeds from reinvestment of distributions	3,897,711	8,121,627	409,107	1,114,922
Payments for shares redeemed	(39,282,437)	(246,342,793)	(12,491,571)	(23,895,013)
Decrease in net assets from A Class transactions	(19,925,812)	(171,765,709)	(2,015,733)	(1,689,953)
C Class:
Proceeds from shares sold	1,175,543	6,315,299	1,988,903	5,103,535
Proceeds from reinvestment of distributions	448,211	716,944	423,500	1,061,684
Payments for shares redeemed	(4,338,831)	(14,426,219)	(4,739,327)	(19,839,051)
Decrease in net assets from C Class transactions	(2,715,077)	(7,393,976)	(2,326,924)	(13,673,832)
Net decrease in net assets resulting
from capital share transactions	(238,610,673)	(912,564,202)	(20,344,718)	(213,814,852)
Distributions to Shareholders
From distributable earnings
Institutional Class	(29,166,397)	(33,907,900)	(2,508,371)	(5,229,945)
A Class	(2,579,864)	(3,340,533)	(276,192)	(442,607)
C Class	(298,261)	(127,088)	(152,603)	(346,587)
From tax return of capital
Institutional Class	(17,367,307)	(63,087,200)	(9,345,162)	(29,373,316)
A Class	(1,557,186)	(5,107,626)	(1,046,443)	(2,566,298)
C Class	(232,711)	(692,215)	(717,218)	(2,021,216)
Total distributions to shareholders	(51,201,726)	(106,262,562)	(14,045,989)	(39,979,969)
Total Increase (Decrease) in Net Assets	230,936,070	(2,088,186,876)	44,310,749	(373,441,019)
Net Assets
Beginning of period	1,646,033,359	3,734,220,235	347,325,706	720,766,725
End of period	$1,876,969,429	$1,646,033,359	$391,636,455	$347,325,706

See accompanying Notes to Financial Statements.

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Statements of Changes in Net Assets (continued)

	Tortoise MLP & Pipeline Fund		Tortoise MLP & Energy Income Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	May 31, 2021	November 30, 2020	May 31, 2021	November 30, 2020
	(unaudited)		(unaudited)
Transactions in Shares:
Institutional Class:
Shares sold	36,056,696	196,548,538	8,097,049	37,743,731
Shares issued to holders in reinvestment
of dividends	3,971,311	8,890,623	1,039,497	3,616,878
Shares redeemed	(63,856,699)	(304,075,115)	(11,966,333)	(81,062,908)
Decrease in Institutional Class shares outstanding	(23,828,692)	(98,635,954)	(2,829,787)	(39,702,299)
A Class:
Shares sold	1,640,341	7,776,352	1,654,048	3,567,851
Shares issued to holders in reinvestment
of dividends	406,519	877,896	64,869	194,479
Shares redeemed	(4,118,670)	(33,402,644)	(2,054,523)	(4,583,449)
Decrease in A Class shares outstanding	(2,071,810)	(24,748,396)	(335,606)	(821,119)
C Class:
Shares sold	131,301	647,938	320,940	897,219
Shares issued to holders in reinvestment
of dividends	47,518	85,701	66,661	185,660
Shares redeemed	(478,046)	(1,671,446)	(780,611)	(3,659,576)
Decrease in C Class shares outstanding	(299,227)	(937,807)	(393,010)	(2,576,697)
Net decrease in shares outstanding	(26,199,729)	(124,322,157)	(3,558,403)	(43,100,115)

See accompanying Notes to Financial Statements.

TortoiseEcofin	33

Statements of Changes in Net Assets (unaudited)

	Tortoise MLP & Energy Infrastructure Fund		Ecofin Global Renewables Infrastructure Fund
				Period from
	Six Months Ended	Year Ended	Six Months Ended	Inception(1) to
	May 31, 2021	November 30, 2020	May 31, 2021	November 30, 2020
	(unaudited)		(unaudited)
Operations
Net investment income (loss)	$(44,997)	$1,226,418	$1,666,837	$416,394
Net realized gain (loss) on investments,
swap contracts and foreign currency	1,292,244	(16,839,837)	6,665,388	1,352,376
Net change in unrealized appreciation (depreciation)
of investments, swap contracts and translations
of foreign currency	2,562,014	7,920,470	(6,784,086)	19,121,491
Net increase (decrease) in net assets resulting
from operations	3,809,261	(7,692,949)	1,548,139	20,890,261
Capital Share Transactions
Institutional Class:
Proceeds from shares sold	22,628	27,891,465	124,017,666	17,033,185
Proceeds from reinvestment of distributions	700,925	4,776,174	3,212,829	208,962
Payments for shares redeemed	(1,438,778)	(79,534,627)	(10,610,442)	(203,273)
Proceeds related to shares issued
from reorganization	—	—	—	70,442,917
Increase (Decrease) in net assets from
Institutional Class transactions	(715,225)	(46,866,988)	116,620,053	87,481,791
A Class:
Proceeds from shares sold	—	—	3,049,677	1,227,248
Proceeds from reinvestment of distributions	—	—	28,675	115
Payments for shares redeemed	—	—	(325,549)	—
Increase in net assets from A Class transactions	—	—	2,752,803	1,227,363
Net increase (decrease) in net assets
resulting from capital share transactions	(715,225)	(46,866,988)	119,372,856	88,709,154
Distributions to Shareholders
From distributable earnings
Institutional Class	(232,748)	(1,874,368)	(2,496,040)	(211,910)
A Class	—	—	(37,729)	(1,385)
From net realized gains
Institutional Class	—	—	(487,568)	—
A Class	—	—	(7,065)	—
From tax return of capital			—	—
Institutional Class	(468,210)	(2,901,876)	(629,135)	—
A Class	—	—	(11,210)	—
Total distributions to shareholders	(700,958)	(4,776,244)	(3,668,747)	(213,295)
Total Increase (Decrease) in Net Assets	2,393,078	(59,336,181)	117,252,248	109,386,120
Net Assets
Beginning of period	16,573,706	75,909,887	109,386,120	—
End of period	$18,966,784	$16,573,706	$226,638,368	$109,386,120

(1)	Inception date of the Institutional Class was August 7, 2020 and the A Class was September 25, 2020.

See accompanying Notes to Financial Statements.

34	TortoiseEcofin

2021 Semi-Annual Report | May 31, 2021

Statements of Changes in Net Assets (unaudited)

	Tortoise MLP & Energy Infrastructure Fund		Ecofin Global Renewables Infrastructure Fund
				Period from
	Six Months Ended	Year Ended	Six Months Ended	Inception(1) to
	May 31, 2021	November 30, 2020	May 31, 2021	November 30, 2020
	(unaudited)		(unaudited)
Transactions in Shares:
Institutional Class:
Shares sold	3,943	6,209,395	9,818,546	1,636,928
Shares issued to holders in reinvestment
of dividends	119,586	880,190	264,757	18,395
Shares redeemed	(248,857)	(15,515,865)	(873,424)	(18,902)
Shares issued from reorganization	—	—	—	7,825,218
Increase (Decrease) in Institutional Class
shares outstanding	(125,328)	(8,426,280)	9,209,879	9,461,639
A Class:(1)
Shares sold	—	—	236,360	116,973
Shares issued to holders in reinvestment
of dividends	—	—	2,388	10
Shares redeemed	—	—	(26,918)	—
Increase in A Class shares outstanding	—	—	211,830	116,983
Net increase (decrease) in shares outstanding	(125,328)	(8,426,280)	9,421,709	9,578,622

(1)	Inception date of the Ecofin Global Renewables Infrastructure Fund’s Institutional Class was August 7, 2020 and the A Class was September 25, 2020.

See accompanying Notes to Financial Statements.

TortoiseEcofin	35

Tortoise MLP & Pipeline Fund
Financial Highlights
Institutional Class

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2021	2020	2019	2018	2017	2016
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$8.33	$11.61	$12.29	$12.85	$13.76	$11.28
Investment operations:
Net investment income(2)	0.05 (3)	0.12	0.14	0.16	0.15	0.21 (3)
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency(2)	2.86	(2.96)	(0.26)	(0.26)	(0.64)	2.59
Total from investment
operations	2.91	(2.84)	(0.12)	(0.10)	(0.49)	2.80
Less distributions from:
Net investment income	(0.18)	(0.14)	(0.20)	(0.17)	(0.22)	(0.27)
Net realized gains	—	—	—	—	—	—
Return of capital	(0.11)	(0.30)	(0.36)	(0.29)	(0.20)	(0.05)
Total distributions	(0.29)	(0.44)	(0.56)	(0.46)	(0.42)	(0.32)
Net asset value, end of period	$10.95	$8.33	$11.61	$12.29	$12.85	$13.76
Total Return(4)	35.42%	(24.70)%	(1.09)%	(0.88)%	(3.63)%	25.62%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$1,702,386	$1,493,621	$3,226,450	$3,544,401	$2,872,704	$2,213,434
Ratio of expenses to average
net assets(5)	0.95%	0.94%	0.93%	0.93%	0.96%	0.97%
Ratio of expenses excluding interest
expense to average net assets(5)	0.95%	0.94%	0.93%	0.93%	0.96%	0.97%
Ratio of net investment income
to average net assets(5)	1.02%	1.64%	1.01%	1.06%	1.17%	1.73%
Portfolio turnover rate(4)	18%	39%	19%	14%	15%	25%

(1)	For an Institutional Class Share outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2019, 2018, 2017, and 2016 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Per share amounts calculated using average shares method.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

36	TortoiseEcofin

2021 Semi-Annual Report | May 31, 2021

Tortoise MLP & Pipeline Fund
Financial Highlights (continued)
A Class

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2021	2020	2019	2018	2017	2016
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$8.25	$11.50	$12.18	$12.77	$13.67	$11.23
Investment operations:
Net investment income(2)	0.04 (3)	0.16	0.11	0.06	0.13	0.18 (3)
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency(2)	2.84	(3.01)	(0.26)	(0.22)	(0.64)	2.56
Total from investment
operations	2.88	(2.85)	(0.15)	(0.16)	(0.51)	2.74
Less distributions from:
Net investment income	(0.17)	(0.11)	(0.18)	(0.16)	(0.20)	(0.25)
Net realized gains	—	—	—	—	—	—
Return of capital	(0.11)	(0.29)	(0.35)	(0.27)	(0.19)	(0.05)
Total distributions	(0.28)	(0.40)	(0.53)	(0.43)	(0.39)	(0.30)
Net asset value, end of period	$10.85	$8.25	$11.50	$12.18	$12.77	$13.67
Total Return(4)(5)	35.36%	(24.94)%	(1.38)%	(1.31)%	(3.81)%	25.25%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$152,150	$132,882	$469,882	$474,785	$300,926	$312,642
Ratio of expenses to average
net assets(6)	1.20%	1.19%	1.18%	1.18%	1.21%	1.22%
Ratio of expenses excluding interest
expense to average net assets(6)	1.20%	1.18%	1.18%	1.18%	1.21%	1.22%
Ratio of net investment income
to average net assets(6)	0.77%	1.40%	0.76%	0.81%	0.92%	1.48%
Portfolio turnover rate(5)	18%	39%	19%	14%	15%	25%

(1)	For an A Class Share outstanding for the entire period. Prior to March 30, 2019, A Class Shares were known as Investor Class Shares.
(2)	The per common share data for the years ended November 30, 2019, 2018, 2017, and 2016 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Per share amounts calculated using average shares method.
(4)	Total return does not reflect sales charges.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

TortoiseEcofin	37

Tortoise MLP & Pipeline Fund
Financial Highlights (continued)
C Class

	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,		November 30,	November 30,	November 30,	November 30,	November 30,
	2021		2020	2019	2018	2017	2016
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$8.18		$11.39	$12.05	$12.61	$13.51	$11.14
Investment operations:
Net investment income (loss)(2)	—	(3)(4)	0.05	(0.01)	— (3)	0.02	0.08 (4)
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency(2)	2.81		(2.94)	(0.23)	(0.23)	(0.62)	2.55
Total from investment
operations	2.81		(2.89)	(0.24)	(0.23)	(0.60)	2.63
Less distributions from:
Net investment income	(0.14)		(0.11)	(0.15)	(0.12)	(0.16)	(0.22)
Net realized gains	—		—	—	—	—	—
Return of capital	(0.11)		(0.21)	(0.27)	(0.21)	(0.14)	(0.04)
Total distributions	(0.25)		(0.32)	(0.42)	(0.33)	(0.30)	(0.26)
Net asset value, end of period	$10.74		$8.18	$11.39	$12.05	$12.61	$13.51
Total Return(5)(6)	34.72%		(25.41)%	(2.13)%	(1.89)%	(4.51)%	24.37%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$22,433		$19,530	$37,888	$51,458	$58,147	$60,170
Ratio of expenses to average
net assets(7)	1.95%		1.94%	1.93%	1.93%	1.96%	1.97%
Ratio of expenses excluding interest
expense to average net assets(7)	1.95%		1.94%	1.93%	1.93%	1.96%	1.97%
Ratio of net investment income
to average net assets(7)	0.02%		0.64%	0.01%	0.06%	0.17%	0.73%
Portfolio turnover rate(6)	18%		39%	19%	14%	15%	25%

(1)	For a C Class Share outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2019, 2018, 2017, and 2016 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Amount per share is less than $0.01.
(4)	Per share amounts calculated using average shares method.
(5)	Total return does not reflect sales charges.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

38	TortoiseEcofin

2021 Semi-Annual Report | May 31, 2021

Tortoise MLP & Energy Income Fund
Financial Highlights
Institutional Class

	Six Months Ended May 31, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018		Year Ended November 30, 2017		Year Ended November 30, 2016
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$5.44	$6.74	$7.43	$8.42		$9.70		$9.20
Investment operations:
Net investment income	0.02 (2)	0.11 (2)	0.81	0.08	(2)	0.11	(2)	0.23	(2)
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency	1.28	(0.91)	(0.82)	(0.35)		(0.68)		1.01
Total from investment
operations	1.30	(0.80)	(0.01)	(0.27)		(0.57)		1.24
Less distributions from:
Net investment income	(0.05)	(0.08)	(0.01)	(0.43)		(0.16)		(0.25)
Net realized gains	—	—	—	—		—		—
Return of capital	(0.19)	(0.42)	(0.67)	(0.29)		(0.55)		(0.49)
Total distributions	(0.24)	(0.50)	(0.68)	(0.72)		(0.71)		(0.74)
Redemption fee proceeds	—	—	— (3)	—	(2)(3)	—	(2)(3)	—	(2)(3)
Net asset value, end of period	$6.50	$5.44	$6.74	$7.43		$8.42		$9.70
Total Return(4)	24.09%	(11.83)%	(0.29)%	(3.66)%		(6.03)%		14.93%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$329,750	$291,420	$628,295	$748,415		$735,670		$733,365
Ratio of expenses to average
net assets(5)	1.17%	1.14%	1.17%	1.16%		1.14%		1.15%
Ratio of expenses excluding interest
expense to average net assets(5)	1.17%	1.13%	1.17%	1.16%		1.14%		1.15%
Ratio of net investment income to
average net assets(5)	0.67%	2.02%	1.68%	0.99%		1.23%		2.61%
Portfolio turnover rate(4)	16%	43%	48%	55%		30%		65%

(1)	For an Institutional Class Share outstanding for the entire period.
(2)	Per share amounts calculated using average shares method.
(3)	Amount per share is less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

TortoiseEcofin	39

Tortoise MLP & Energy Income Fund
Financial Highlights (continued)
A Class

	Six Months Ended May 31, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018		Year Ended November 30, 2017		Year Ended November 30, 2016
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$5.56	$6.87	$7.56	$8.57		$9.87		$9.35
Investment operations:
Net investment income	0.01 (2)	0.10 (2)	0.79	0.06	(2)	0.09	(2)	0.20	(2)
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency	1.30	(0.93)	(0.80)	(0.36)		(0.69)		1.04
Total from investment
operations	1.31	(0.83)	(0.01)	(0.30)		(0.60)		1.24
Less distributions from:
Net investment income	(0.04)	(0.07)	(0.01)	(0.42)		(0.16)		(0.24)
Net realized gains	—	—	—	—		—		—
Return of capital	(0.19)	(0.41)	(0.67)	(0.29)		(0.54)		(0.48)
Total distributions	(0.23)	(0.48)	(0.68)	(0.71)		(0.70)		(0.72)
Redemption fee proceeds	—	—	— (3)	—	(2)(3)	—	(2)(3)	—	(2)(3)
Net asset value, end of period	$6.64	$5.56	$6.87	$7.56		$8.57		$9.87
Total Return(4)(5)	23.85%	(11.96)%	(0.41)%	(3.95)%		(6.26)%		14.74%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$36,310	$32,256	$45,492	$55,436		$62,135		$54,418
Ratio of expenses to average
net assets(6)	1.42%	1.39%	1.42%	1.41%		1.39%		1.40%
Ratio of expenses excluding interest
expense to average net assets(6)	1.42%	1.38%	1.42%	1.41%		1.39%		1.40%
Ratio of net investment income
to average net assets(6)	0.42%	1.76%	1.43%	0.74%		0.98%		2.36%
Portfolio turnover rate(5)	16%	43%	48%	55%		30%		65%

(1)	For an A Class Share outstanding for the entire period.
(2)	Per share amounts calculated using average shares method.
(3)	Amount per share is less than $0.01.
(4)	Total return does not reflect sales charges.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

40	TortoiseEcofin

2021 Semi-Annual Report | May 31, 2021

Tortoise MLP & Energy Income Fund
Financial Highlights (continued)
C Class

	Six Months Ended May 31, 2021		Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018		Year Ended November 30, 2017		Year Ended November 30, 2016
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$5.57		$6.89	$7.59	$8.60		$9.90		$9.37
Investment operations:
Net investment income (loss)	(0.01	)(3)	0.06 (3)	0.67	—	(2)(3)	0.02	(3)	0.14	(3)
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency	1.31		(0.94)	(0.75)	(0.37)		(0.69)		1.04
Total from investment
operations	1.30		(0.88)	(0.08)	(0.37)		(0.67)		1.18
Less distributions from:
Net investment income	(0.04)		(0.07)	(0.01)	(0.38)		(0.14)		(0.21)
Net realized gains	—		—	—	—		—		—
Return of capital	(0.19)		(0.37)	(0.61)	(0.26)		(0.49)		(0.44)
Total distributions	(0.23)		(0.44)	(0.62)	(0.64)		(0.63)		(0.65)
Redemption fee proceeds	—		—	— (2)	—	(2)(3)	—	(2)(3)	—	(2)(3)
Net asset value, end of period	$6.64		$5.57	$6.89	$7.59		$8.60		$9.90
Total Return(4)(5)	23.47%		(12.72)%	(1.30)%	(4.64)%		(6.95)%		13.89%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$25,576		$23,650	$46,979	$55,341		$68,541		$92,873
Ratio of expenses to average
net assets(6)	2.17%		2.14%	2.17%	2.16%		2.14%		2.15%
Ratio of expenses excluding interest
expense to average net assets(6)	2.17%		2.13%	2.17%	2.16%		2.14%		2.15%
Ratio of net investment income (loss)
to average net assets(6)	(0.33)%		1.02%	0.68%	(0.01)%		0.23%		1.61%
Portfolio turnover rate(5)	16%		43%	48%	55%		30%		65%

(1)	For a C Class Share outstanding for the entire period.
(2)	Amount per share is less than $0.01.
(3)	Per share amounts calculated using average shares method.
(4)	Total return does not reflect sales charges.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

TortoiseEcofin	41

Tortoise MLP & Energy Infrastructure Fund
Financial Highlights
Institutional Class

	Six Months Ended May 31, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018		Year Ended November 30, 2017		Year Ended November 30, 2016
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$5.16	$6.52	$7.24	$8.23		$9.51		$9.31
Investment operations:
Net investment income (loss)	(0.15)	0.11 (2)	(0.97)	0.11	(2)	0.13	(2)	0.25	(2)
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency	1.36	(0.98)	0.92	(0.38)		(0.69)		0.68
Total from investment
operations	1.21	(0.87)	(0.05)	(0.27)		(0.56)		0.93
Less distributions from:
Net investment income	(0.08)	(0.20)	(0.41)	(0.48)		(0.27)		(0.25)
Net realized gains	—	—	—	—		—		—
Return of capital	(0.15)	(0.29)	(0.26)	(0.24)		(0.45)		(0.48)
Total distributions	(0.23)	(0.49)	(0.67)	(0.72)		(0.72)		(0.73)
Redemption fee proceeds	—	— (3)	— (3)	—	(2)(3)	—	(2)(3)	—	(2)(3)
Net asset value, end of period	$6.14	$5.16	$6.52	$7.24		$8.23		$9.51
Total Return(4)	23.65%	(13.48)%	(0.83)%	(3.71)%		(6.13)%		11.45%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$18,967	$16,574	$75,910	$265,892		$328,540		$432,631
Ratio of expenses to average
net assets:
Before expense waiver/recoupment(5)	1.64%	1.06%	0.95%	0.93%		0.90%		0.90%
After expense waiver/recoupment(5)	1.00%	1.01%	0.94%	0.93%		0.90%		0.94%
Ratio of expenses excluding interest
expense to average net assets:
Before expense waiver/recoupment(5)	1.64%	1.05%	0.95%	0.93%		0.90%		0.90%
After expense waiver/recoupment(5)	1.00%	1.00%	0.94%	0.93%		0.90%		0.94%
Ratio of net investment income (loss)
to average net assets
Before expense waiver/recoupment(5)	(1.14)%	1.95%	1.79%	1.32%		1.42%		3.01%
After expense waiver/recoupment(5)	(0.50)%	2.00%	1.80%	1.32%		1.42%		2.97%
Portfolio turnover rate(4)	78%	78%	75%	73%		28%		71%

(1)	For an Institutional Class Share outstanding for the entire period.
(2)	Per share amounts calculated using average shares method.
(3)	Amount per share is less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

42	TortoiseEcofin

2021 Semi-Annual Report | May 31, 2021

Ecofin Global Renewables Infrastructure Fund
Financial Highlights
Institutional Class

	Six Months Ended May 31, 2021	Period from Inception(1) to November 30, 2020
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$11.42	$10.00
Investment operations:
Net investment income	0.17	0.04
Net realized and unrealized gain on investments and translations of foreign currency(2)	0.60	1.40
Total from investment operations	0.77	1.44
Less distributions from:
Net investment income	(0.18)	(0.02)
Net realized gains	(0.05)	—
Return of capital	(0.03)	—
Total distributions	(0.26)	(0.02)
Net asset value, end of period	$11.93	$11.42
Total Return(3)	6.72%	14.43%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$222,710	$108,048
Ratio of expenses to average net assets:
Before expense waiver/recoupment(4)	0.95%	1.46%
After expense waiver/recoupment(4)	1.00%	1.00%
Ratio of net investment income to average net assets:
Before expense waiver/recoupment(4)	1.93%	1.05%
After expense waiver/recoupment(4)	1.88%	1.51%
Portfolio turnover rate(3)	9%	20%

(1)	August 7, 2020.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Not annualized.
(4)	Annualized.

See accompanying Notes to Financial Statements.

TortoiseEcofin	43

Ecofin Global Renewables Infrastructure Fund
Financial Highlights (continued)
A Class
		Period
	Six Months Ended	from Inception(1)
	May 31,	to November 30,
	2021	2020
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$11.44	$9.72
Investment operations:
Net investment income(2)	0.29	0.03
Net realized and unrealized gain on investments and translations of foreign currency(2)	0.47	1.70
Total from investment operations	0.76	1.73
Less distributions from:
Net investment income	(0.17)	(0.01)
Net realized gains	(0.05)	—
Return of capital	(0.03)	—
Total distributions	(0.25)	(0.01)
Net asset value, end of period	$11.95	$11.44
Total Return(3)(4)	6.59%	17.82%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$3,928	$1,338
Ratio of expenses to average net assets:
Before expense waiver/recoupment(5)	1.20%	2.08%
After expense waiver/recoupment(5)	1.25%	1.25%
Ratio of net investment income to average net assets:
Before expense waiver/recoupment(5)	1.67%	2.43%
After expense waiver/recoupment(5)	1.62%	3.26%
Portfolio turnover rate(4)	9%	20%

(1)	September 25, 2020.
(2)	For an A Class Share outstanding for the entire period.
(3)	Total return does not reflect sales charges.
(4)	Not annualized.
(5)	Annualized.

See accompanying Notes to Financial Statements.

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2021 Semi-Annual Report | May 31, 2021

Notes to Financial Statements (unaudited)
May 31, 2021

1. Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Tortoise MLP & Pipeline Fund (“MLP & Pipeline Fund), the Tortoise MLP & Energy Income Fund (“MLP & Energy Income Fund”), the Tortoise MLP & Energy Infrastructure Fund (“MLP & Energy Infrastructure Fund”) and the Ecofin Global Renewables Infrastructure Fund (“Global Renewables Infrastructure Fund”) (or collectively, “the Funds”) are each a non-diversified series with their own investment objectives and policies within the Trust. The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications (“ASC”) 946, Financial Services Investment Companies.

The investment objective of the MLP & Pipeline Fund is total return. The MLP & Pipeline Fund seeks to achieve its objective by investing primarily in equity securities of master limited partnerships (“MLPs”) and pipeline companies that own and operate a network of energy infrastructure asset systems that transport, store, distribute, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. The MLP & Pipeline Fund commenced operations on May 31, 2011.

The investment objective of the MLP & Energy Income Fund is primarily to seek current income and secondarily to seek long-term capital appreciation. The MLP & Energy Income Fund primarily invests in equity and debt securities of MLPs focused in the energy infrastructure sector and in equity and debt securities of other companies focused in the energy infrastructure sector. The MLP & Energy Income Fund commenced operations on December 27, 2010.

The investment objective of the MLP & Energy Infrastructure Fund is primarily to seek current income and secondarily to seek long-term capital appreciation. The MLP & Energy Infrastructure Fund primarily invests in equity and debt securities of MLPs focused in the energy infrastructure sector and in equity and debt securities of other companies focused in the energy infrastructure sector. The MLP & Energy Infrastructure Fund commenced operations on September 9, 2010.

The investment objective of the Global Renewables Infrastructure Fund is to generate long-term total return derived principally from a combination of capital appreciation and income over time. the Fund will principally focus its investment activities in equity securities of companies who are developers, owners and operators, in full or in part, of renewable electricity technology plants and systems, and related infrastructure investments. The Fund will typically emphasize those companies achieving measurable improvements in overall emissions, as defined as those gases and particles that are exhausted into the air as a result of fuel combustion-related activities, relative to their market peers. The Fund’s investments in equity securities may include investments in other investment companies, real estate investment trusts, foreign investment funds, preferred stocks, rights, warrants, convertible securities, and initial public offerings. The Fund will be invested in a range of both developed and non-developed markets, commensurate with its investment criteria. The Fund considers non-developed market countries to be those countries defined as such by the MSCI Market Classification Framework. The Global Renewables Infrastructure Fund commenced operations on August 7, 2020.

The MLP & Pipeline Fund and the MLP & Energy Income Fund offer three classes of shares: the Institutional Class, the A Class and the C Class. The MLP & Energy Infrastructure Fund offers one class of shares: the Institutional Class. The Global Renewables Infrastructure Fund offers two classes of shares: The Institutional Class and the A Class. Institutional Class shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. A Class shares may be subject to a front-end sales charge of up to 5.50%. Prior to November 15, 2019, the MLP & Pipeline Fund A Class shares were subject to a front-end sales charge of up to 5.75%. C Class shares may be subject to a deferred sales charge of up to 1.00%.

TortoiseEcofin	45

Notes to Financial Statements (unaudited) (continued)

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation — The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases: (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Federal Income Taxes — The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of May 31, 2021, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. During the period ended May 31, 2021, the Ecofin Global Renewables Infrastructure Fund incurred $474 in income tax expense. During the period ended May 31, 2021, the MLP & Pipeline Fund, MLP & Energy Income Fund and MLP & Energy Infrastructure Fund did not incur any interest or penalties. The Global Renewables Infrastructure Fund is subject to examination by U.S. taxing authorities for the year ended November 30, 2020. The MLP & Pipeline Fund, MLP & Energy Income Fund and MLP & Energy Infrastructure Fund are subject to examination by U.S. taxing authorities for the tax years ended November 30, 2017 through 2020.

Securities Transactions, Income and Distributions — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Distributions received from the Funds’ investments generally are comprised of ordinary income and return of capital. The Funds allocate distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

During the period ended May 31, 2021, the MLP & Energy Income Fund reallocated the amount of return of capital recognized based on the 2020 tax reporting information received. The impact of this adjustment is a decrease to return of capital by approximately $628,037.

During the period ended May 31, 2021, the MLP & Energy Income Fund reallocated the amount of return of capital recognized based on the 2020 tax reporting information received. The impact of this adjustment is an increase to return of capital by approximately $1,652,739.

During the period ended May 31, 2021, the MLP & Energy Infrastructure Fund reallocated the amount of return of capital recognized based on the 2020 tax reporting information received. The impact of this adjustment is an increase to return of capital by approximately $209,008.

During the period ended May 31, 2021, the Ecofin Global Renewables Infrastructure Fund reallocated the amount of return of capital recognized based on the 2020 tax reporting information received. The impact of this adjustment is an increase to return of capital by approximately $51,470.

The MLP & Pipeline Fund and Global Renewables Infrastructure Fund will make distributions of net investment income, if any, semi-annually and net realized capital gains, if any, annually. The MLP & Energy Income Fund and the MLP & Energy Infrastructure Fund will make distributions of net investment income, if any, quarterly and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

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Notes to Financial Statements (unaudited) (continued)

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% and 1.00% of average daily net assets of A Class shares and C Class shares, respectively. Trust expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid or Restricted Securities — A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. Each Fund will not hold more than 15% of the value of its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value. At May 31, 2021, the Funds did not hold any illiquid securities.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

3. Securities Valuation

The Funds have adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —

Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. Each Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Corporate and Municipal Bonds — Corporate and municipal bonds, including listed issues, are valued at fair value on the basis of valuation furnished by an independent pricing service which utilized both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

TortoiseEcofin	47

Notes to Financial Statements (unaudited) (continued)

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Restricted Securities — Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures may consider factors such as discounts to publicly traded issues and time until conversion date.

Derivative Instruments — Listed derivatives, including options, rights, swaps, warrants and futures that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value each Fund’s securities by level within the fair value hierarchy as of May 31, 2021:

MLP & Pipeline Fund	Level 1	Level 2	Level 3	Total
Common stock	$1,369,863,048	$—	$—	$1,369,863,048
Master limited partnerships	464,643,953	—	—	464,643,953
Short-term investment	2,623,090	—	—	2,623,090
Total investments in securities	$1,837,130,091	$—	$—	$1,837,130,091

MLP & Energy Income Fund	Level 1	Level 2	Level 3	Total
Common stock	$187,762,695	$—	$—	$187,762,695
Master limited partnerships	96,541,080	—	—	96,541,080
Corporate bonds	—	94,912,225	—	94,912,225
Short-term investment	5,659,340	—	—	5,659,340
Convertible preferred stock	4,013,353	—	—	4,013,353
Total investments in securities	$293,976,468	$94,912,225	$—	$388,888,693

MLP & Energy Infrastructure Fund	Level 1	Level 2	Level 3	Total
Common stock	$9,254,453	$—	$—	$9,254,453
Master limited partnerships	4,707,016	—	—	4,707,016
Corporate bonds	—	4,652,554	—	4,652,554
Convertible preferred stock	195,339	—	—	195,339
Short-term investment	20,188	—	—	20,188
Total investments in securities	$14,176,996	$4,652,554	$—	$18,829,550

Global Renewables Infrastructure Fund	Level 1	Level 2	Level 3	Total
Common stock	$109,100,354	$85,012,876	$—	$194,113,230
Master limited partnership	7,205,489	—	—	7,205,489
Short-term investment	3,913,195	—	—	3,913,195
Total investments in securities	$120,219,038	$85,012,876	$—	$205,231,914

As of May 31, 2021, the Fund’s investments in other financial instruments* were classified as follows:
Swap Contracts	$—	$122,511	$—	$122,511
Total Other Financial Instruments	$—	$122,511	$—	$122,511

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, swap contracts and written options. Swap contracts are presented at the unrealized appreciation (depreciation) on the instruments.

Refer to each Fund’s Schedule of Investments for additional industry information.

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2021 Semi-Annual Report | May 31, 2021

Notes to Financial Statements (unaudited) (continued)

4. Derivatives Transactions

The Funds may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The various derivative instruments that the Funds may use are options, futures contracts and options on futures contracts and other derivative securities. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund investing in a derivative instrument could lose more than the principal amount invested.

FASB Accounting Standards Codification 815, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about each Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on each Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

For the period ended May 31, 2021, the Funds’ average quarterly notional values are as follows:

Long Total Return
Fund	Swap Contracts
Global Renewables Infrastructure Fund	$12,088,546

The locations on the Statements of Assets and Liabilities of the Funds’ derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, are as follows:

Values of Derivative Instruments as of May 31, 2021, on the Statements of Assets and Liabilities:

Global Renewables Infrastructure Fund
	Assets		Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
Equity Contracts – Swap	Net Assets – unrealized		Net Assets – unrealized
Contracts	appreciation on swap contracts**	$122,511	depreciation on swap contracts**	$—
**Includes cumulative appreciation/depreciation on swap contracts as reported in the Schedule of Open Swap Contracts.

The effect of Derivative Instruments on the Statements of Operations for the period ended May 31, 2021:

Amount of Realized Gain (Loss) on Derivatives

Global Renewables
Infrastructure Fund
Derivatives not accounted for as
hedging instruments under ASC 815	Swap Contracts
Equity Contracts	$101,583

Change in Unrealized Appreciation or (Depreciation) on Derivatives

Global Renewables
Global Renewables Infrastructure Fund	Infrastructure Fund
Derivatives not accounted for as
hedging instruments under ASC 815	Swap Contracts
Equity Contracts	$125,230

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statements of Assets and Liabilities as of May 31, 2021.

Global Renewables Infrastructure Fund

				Gross Amounts Not Offset in Statements of Assets and Liabilities
		Gross Amounts	Net Amounts
		Offset in	of Assets Presented
	Gross Amounts	Statements of	in Statements of	Financial	Cash Collateral
Assets:	Recognized	Assets and Liabilities	Assets and Liabilities	Instruments	Pledged	Net Amount
Swap Contracts	$130,653	$(8,142)	$122,511	$122,511	$—	$—

Liabilities:
Swap Contracts	$8,142	$(8,142)	$—	$—	$—	$—

TortoiseEcofin	49

Notes to Financial Statements (unaudited) (continued)

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, each fund manages its cash collateral and securities collateral on a counterparty basis. As of May 31, 2021, the Funds did not enter into any netting agreements which would require any portfolio securities to be netted.

5. Concentration Risk & General Risk

The MLP & Pipeline Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of MLP and pipeline companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

The MLP & Energy Income Fund and the MLP & Energy Infrastructure Fund seeks to achieve their investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of companies focused in the energy infrastructure sector. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

The Global Renewables Infrastructure Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of renewable infrastructure companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

6. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”) to furnish investment advisory services to the Funds. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.75% for the MLP & Energy Infrastructure Fund and Global Renewables Infrastructure Fund, 0.85% for the MLP & Pipeline Fund, and 1.00% for the MLP & Energy Income Fund of each Fund’s average daily net assets.

The Funds’ Adviser has contractually agreed to reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for each Fund do not exceed 1.00% for the Global Renewables Infrastructure Fund and MLP & Energy Infrastructure Fund, 1.10% for the MLP & Pipeline Fund and 1.25% for the MLP & Energy Income Fund of the average daily net assets of each Fund. Expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the date on which such reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of recoupment. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus. During the period ended May 31, 2021, the Adviser recouped expenses of $1,896 and $52,367 relating to fees waived in prior years for the MLP & Energy Income Fund and Global Renewables Infrastructure Fund, respectively. Reimbursed expenses subject to potential recovery by month of expiration are as follows:

MLP & Energy Infrastructure Fund		Global Renewables Infrastructure Fund
June 2021 – November 2021	$—	June 2021 – November 2021 .	$—
December 2021 – November 2022	7,598	December 2021 – November 2022	—
December 2022 – November 2023	34,322	December 2022 – November 2023	75,047
December 2023 – May 2024	57,786	December 2023 – May 2024	5,156

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent and fund accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust including the Chief Compliance Officer are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate of 0.07% of the first $125 million of the average daily net assets of each fund, 0.05% on the next $250 million of the average daily net assets and 0.0325% of the daily average net assets in excess of $375 million, subject to an annual minimum of $60,000 per fund. Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended May 31, 2021 are disclosed in the Statements of Operations.

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Notes to Financial Statements (unaudited) (continued)

7. Distribution Costs

The MLP & Pipeline Fund and the MLP & Energy Income Fund have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the A Class and the C Class. The Global Renewables Infrastructure Fund has adopted a Distribution Plan pursuant to Rule 12b-1 in the A Class. The Plan permits each Fund to pay for distribution and related expenses at an annual rate of 0.25% of the A Class and 1.00% of the C Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. For the period ended May 31, 2021, expenses incurred by the A Class and C Class pursuant to the Plan were as follows:

Fund	A Class	C Class
MLP & Pipeline Fund	$182,195	$103,152
MLP & Energy Income	44,099	122,515
Global Renewables Infrastructure Fund	3,980	N/A

8. Investment Transactions

The aggregate purchases and sales, excluding U.S. government securities and short-term investments, by the Funds for the period ended May 31, 2021, were as follows:

Fund	Purchases	Sales
MLP & Pipeline Fund	$298,187,706	$553,867,584
MLP & Energy Income Fund	55,350,444	79,928,573
MLP & Energy Infrastructure Fund	3,257,169	3,147,679
Global Renewables Infrastructure Fund	120,684,092	14,269,333

9. Federal Tax Information

As of November 30, 2020, the Funds’ most recently completed fiscal year end, the cost basis of investments for federal income tax purposes and the components of accumulated gains (losses) on a tax basis were as follows:

	MLP & Pipeline	MLP & Energy	MLP & Energy	Global Renewables
	Fund	Income Fund	Infrastructure Fund	Infrastructure Fund
Cost of investments	$2,039,687,312	$336,081,667	$499,935	$81,358,972
Gross unrealized appreciation	$212,950,505	$111,450,618	$30,718,485	$19,968,955
Gross unrealized depreciation	(887,103,210)	(160,006,886)	(30,489,190)	(1,304,838)
Net unrealized appreciation (depreciation)	(674,152,705)	(48,556,268)	229,295	18,664,117
Undistributed ordinary income	—	—	—	2,012,849
Undistributed long-term capital gain	—	—	—	—
Total distributable earnings	—	—	—	2,012,849
Other accumulated losses	(919,625,646)	(315,691,318)	(133,788,080)	—
Total accumulated gain (loss)	$(1,593,778,351)	$(364,247,585)	$(133,558,785)	$20,676,966

The difference between book and tax-basis cost is attributable primarily to wash sales and MLP adjustments, if any.

As of November 30, 2020, the MLP & Pipeline Fund, the MLP & Energy Income Fund and the MLP & Energy Infrastructure Fund had short-term capital loss carryforwards of $80,650,151, $151,495,500 and $60,973,677, respectively, and long-term capital loss carryforwards of $838,975,495, $164,195,818 and $72,813,912, respectively, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. For the MLP & Pipeline Fund, MLP & Energy Income Fund and the MLP & Energy Infrastructure, the capital gains and losses have been estimated based on information currently available and are subject to revision upon receipt of the 2020 tax reporting information from the individual MLPs.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending November 30 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are any net ordinary capital losses incurred between January 1 and the end of their fiscal year, November 30, 2020. For the taxable year ended November 30, 2020, The MLP & Pipeline Fund, the MLP & Energy Income Fund, the MLP & Energy Infrastructure Fund and the Global Renewables Infrastructure Fund do not plan to defer any late year losses.

TortoiseEcofin	51

Notes to Financial Statements (unaudited) (continued)

During the period ended May 31, 2021, the Funds paid the following distributions to shareholders:

			MLP & Energy	Global Renewables
	MLP & Pipeline	MLP & Energy	Infrastructure	Infrastructure
	Fund	Income Fund	Fund	Fund
Ordinary income*	$32,044,522	$2,937,166	$232,748	$3,028,402
Long-term capital gains**	—	—	—	—
Return of capital	19,157,204	11,108,823	468,210	640,345
Total distributions	$51,201,726	$14,045,989	$700,958	$3,668,747

During the year ended November 30, 2020, the Funds paid the following distributions to shareholders:

			MLP & Energy	Global Renewables
	MLP & Pipeline	MLP & Energy	Infrastructure	Infrastructure
	Fund	Income Fund	Fund	Fund
Ordinary income*	$37,375,521	$6,019,139	$1,874,368	$213,295
Long-term capital gains**	—	—	—	—
Return of capital	68,887,041	33,960,830	2,901,876	—
Total distributions	$106,262,562	$39,979,969	$4,776,244	$213,295

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Funds designate as long-term capital gain distributions, pursuant to Internal Revenue Code Section 852(b)(3)(c).

10. Transactions with Affiliates

If the Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The MLP & Pipeline Fund conducted transactions during the period ended May 31, 2021 with affiliated companies as so defined:

	Beginning shares	Additions	Reductions	Ending shares
Plains GP Holdings L.P (1)	12,061,845	308,189	3,961,707	8,408,327

					Change in
	Value as of			Realized	Unrealized
	May 31, 2021	Dividend Income	Return of Capital	Gain (Loss)	Depreciation
Plains GP Holdings L.P (1)	$91,734,848	$—	$3,722,212	$(41,951,795)	$79,007,381

(1)	Security is unaffiliated as of May 31, 2021.

11. Line of Credit

The Funds have established a line of credit (“LOC”) in the amount of $150,000,000. Borrowings under the loan agreement are charged an interest rate equal to prime, 3.25% as of May 31, 2021. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds custodian, U.S. Bank, N.A. During the period ended May 31, 2021, the Global Renewables Infrastructure Fund did not have any borrowings under the LOC. During the period ended May 31, 2021, the MLP & Pipeline Fund, MLP & Energy Income Fund, and the MLP & Energy Infrastructure Fund LOC activity was as follows:

			Amount
	Average	Weighted-Average	Outstanding as
Fund	Borrowings	Interest Rate	of May 31, 2021
MLP & Pipeline Fund	$3,703,764	3.25%	$—
MLP & Energy Income Fund	102,407	3.25%	—
MLP & Energy Infrastructure Fund	5,813	3.25%	—

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2021 Semi-Annual Report | May 31, 2021

Notes to Financial Statements (unaudited) (continued)

12. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2021, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
MLP & Energy Income Fund	Merrill Lynch, Pierce, Fenner & Smith Inc.	34.71%
MLP & Energy Infrastructure Fund	Charles Schwab & Co. Inc.	53.71%
MLP & Energy Infrastructure Fund	JP Morgan Securities, LLC	30.65%
Global Renewables Infrastructure Fund	National Financial Services, LLC	29.28%
Global Renewables Infrastructure Fund	JP Morgan Securities, LLC	45.76%

13. Subsequent Events

Pursuant to a plan of merger approved by the Board of Trustees of Managed Portfolio Series, the MLP & Energy Income Fund (the “Acquiring Fund”) acquired all of the net assets of the MLP & Energy Infrastructure Fund (the “Acquired Fund”) on June 25, 2021. A total of 3,087,121 shares of the Acquired Fund were exchanged for 2,917,825 shares of the Acquiring Fund immediately after the closing date. This merger qualified as tax-free reorganizations under Section 368(a)(1)(C) of the Internal Revenue Code. The aggregate net assets of the Acquiring Fund prior to the reorganization totaled $406,999,786 and following the merger the combined net assets of the Acquiring Fund totaled $426,649,116. Assuming the acquisition had been completed on December 1, 2020, the beginning of the fiscal reporting period of the Acquired Fund, the pro forma results of operations for the period ended November 30, 2020, are as follows:

–	Accumulated net investment loss: $ (10,727,573)
–	Accumulated net realized loss on investments: $ (127,913,189)
–	Net unrealized appreciation of investments and translations of foreign currency: $ 5,081,977

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments being received from the Acquired Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

On July 7, 2021, Foreside Financial Group, LLC (“Foreside”), the parent company of Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, announced that it had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar would acquire a majority stake in Foreside. The transaction is expected to close at the end of the third quarter of 2021. Quasar will remain the Funds’ distributor at the close of the transaction, subject to Board approval.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

TortoiseEcofin	53

Investment Advisory Agreement (unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT — Tortoise Capital Advisors, L.L.C.

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 23-24, 2021, the Trust’s Board of Trustees (“Board”), each of whom were present virtually via video conference, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Tortoise Capital Advisors, L.L.C. (“Tortoise” or the “Adviser”) regarding the Tortoise MLP & Pipeline Fund, Tortoise MLP & Energy Income Fund and Tortoise MLP & Energy Infrastructure Fund (each a “Fund” or collectively, the “Funds”) (the “Investment Advisory Agreement”) for another annual term.

Prior to this meeting and at a meeting held on January 6, 2021, the Trustees received and considered information from Tortoise and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”). Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to each Fund: (1) the nature, extent, and quality of the services provided by Tortoise with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Tortoise; (3) the costs of the services provided by Tortoise and the profits realized by Tortoise from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Tortoise and its affiliates resulting from services rendered to the Fund. In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made its determinations for each Fund separately and independently of the other Funds.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by representatives of Tortoise, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Tortoise set forth in the Investment Advisory Agreement, as it relates to each Fund, continue to be fair and reasonable in light of the services that Tortoise performs, the investment advisory fees that each Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement, as it relates to each Fund, are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Tortoise provides under the Investment Advisory Agreement with respect to each Fund, noting that such services include, but are not limited to, the following: (1) investing each Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of, and the timing of such transactions; (3) voting all proxies, if any, with respect to each Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Tortoise effects on behalf of each Fund; (5) selecting broker-dealers to execute orders on behalf of each Fund; and (6) monitoring and maintaining each Fund’s compliance with policies and procedures of the Trust and with applicable securities laws. The Trustees reviewed Tortoise’s assets under management, financial statements, and capitalization, as well as Tortoise’s affiliation with Lovell Minnick Partners, LLC, a private equity firm and SEC registered investment adviser. Although the Trustees noted that Tortoise had experienced a reduction in assets under management the Trustees concluded that Tortoise has sufficient resources to support the management of the Funds. The Trustees considered the specialized investment strategies that Tortoise uses to manage the Funds, Tortoise’s experience in implementing similar strategies for other registered funds, and the significant investment experience of Tortoise and its portfolio managers in the energy industry. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Tortoise provides to each of the Funds under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of Tortoise. In assessing the quality of the portfolio management delivered by Tortoise, the Trustees reviewed the short-term and longer-term performance of each Fund on both an absolute basis and in comparison to an appropriate securities benchmark index, each Fund’s respective peer funds according to Morningstar classifications, and each Fund’s respective composite of separate accounts that Tortoise manages utilizing similar investment strategies as that of the Fund. When reviewing each Fund’s performance against its respective Morningstar peer group, the Trustees took into account that the investment objective and strategies of each Fund, as well as the Fund’s level of risk tolerance, may differ significantly from funds in its peer group. The Trustees further noted that the MLP & Pipeline Fund’s broad-based securities benchmark does not resemble the Fund’s investment strategies and portfolio holdings, each of which are focused on the energy sector.

●	Tortoise MLP & Pipeline Fund. The Trustees noted that the Fund’s performance trailed the peer group median average over the year-to-date and one-year periods ended October 31, 2020, but outperformed the peer group median and average over the three-year and five-year periods ended October 31, 2020. The Trustees further noted the Fund had underperformed its benchmark S&P 500 across all periods. The Trustees observed that the Fund’s performance was consistent with the performance of a composite of similar accounts managed by Tortoise over all relevant time periods.

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2021 Semi-Annual Report | May 31, 2021

Investment Advisory Agreement (unaudited) (continued)

●	Tortoise MLP & Energy Income Fund. The Trustees noted that the Fund’s performance exceeded the peer group median and average over the year-to-date, one-year, three-year and five-year periods ended October 31, 2020. The Trustees further noted that the Fund had outperformed its benchmark index across all periods ended October 31, 2020. The Trustees observed that the Fund’s performance was consistent with the performance of a composite of similar accounts managed by Tortoise over all relevant time periods.

●	Tortoise MLP & Energy Infrastructure Fund. The Trustees noted that the Fund’s performance exceeded the peer group median and average over the year-to-date, one-year, three-year, five-year and ten-year periods ended October 31, 2020. The Trustees further noted that the Fund had outperformed its benchmark index across all periods ended October 31, 2020. The Trustees observed that the Fund’s performance was consistent with the performance of a composite of similar accounts managed by Tortoise over all relevant time periods

Cost of Advisory Services and Profitability. The Trustees considered the annual advisory fees that each Fund pays to Tortoise under the Investment Advisory Agreement, as well as Tortoise’s profitability from services that Tortoise and its affiliates rendered to each Fund during the 12-month period ended September 30, 2020. In that regard, the Trustees considered the effect of an expense limitation agreement on Tortoise’s compensation and that Tortoise has contractually agreed to reimburse each Fund for operating expenses, if necessary, as specified in the Funds’ prospectus. In that regard, the Trustees noted that the Tortoise MLP & Energy Infrastructure Fund had waived a portion of its advisory fee during the 12-month period ended September 30, 2020. The Trustees also considered that while the management fees that Tortoise charges to separately managed accounts and various other registered and un-registered investment vehicles, each with similar investment strategies to those of the Funds, may be higher, lower, or approximately equal to the advisory fee for the Funds (depending upon the type of account or vehicle, size of the account, relationship and/or nature and level of services provided, among other factors), Tortoise has additional responsibilities with respect to the Funds in comparison to accounts and vehicles for which Tortoise receives a smaller fee. The Trustees considered that these additional responsibilities include additional compliance obligations and the preparation of Board and shareholder materials, each of which justify the Funds’ higher fee. The Trustees concluded that Tortoise’s service relationship with the Tortoise MLP & Pipeline Fund and Tortoise MLP & Energy Income Fund provide a reasonable profit and that its service relationship with the Tortoise MLP & Energy Infrastructure Fund has not been profitable.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of contractual expenses borne by each Fund and those of funds in the same Morningstar peer group. The Trustees noted:

●	Tortoise MLP & Pipeline Fund. The Fund’s management fee was lower than the peer group average and median management fees. After the Fund’s expense reimbursements, the total expenses of the Fund’s Institutional and A Classes were lower than, and the C Class were higher than, the average and median total expenses of funds comprising the peer group.

●	Tortoise MLP & Energy Income Fund. The Fund’s management fee was equal to the peer group median and average. The total expense ratio for the Fund’s Institutional Class was below the peer group median and average. The total expense ratio for the Fund’s A Class and C Class was greater than the peer group median and average.

●	Tortoise MLP & Energy Infrastructure Fund. The Fund’s management fee was below the peer group average and median management fees. After the Fund’s expense reimbursements, the total expenses of the Fund were below the peer group median and average.

While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Tortoise’s advisory fee with respect to each Fund continues to be reasonable.

Economies of Scale. The Trustees considered whether the Funds may benefit from any economies of scale, noting that the investment advisory fees for the Funds do not contain breakpoints. The Trustees noted the assets in the Tortoise MLP & Energy Infrastructure Fund were low. The Trustees considered that because of Tortoise’s contractual obligations to reimburse each Fund for operating expenses above a specified cap, as described in each Fund’s prospectus, Tortoise continues to reimburse expenses for the Tortoise MLP & Energy Infrastructure Fund. The Trustees also considered that the investment advisory fee for the Tortoise MLP & Pipeline Fund was significantly below the peer group median and average for its Morningstar peer group. The Trustees determined the current level of assets in the Tortoise MLP & Pipeline Fund, and the Fund’s asset levels over the past twelve months, do not indicate a decrease in the level of advisory services that Tortoise will be required to provide to the Fund. With respect to the remaining Funds, the Trustees noted at current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time. The Trustees further noted they would revisit the issue of breakpoints in the future for each of the Funds as circumstances change and asset levels increase.

Other Benefits. The Trustees considered the direct and indirect benefits that could be realized by the Adviser and its affiliates from its relationship with each Fund. The Trustees noted Tortoise does not utilize soft dollar arrangements with respect to portfolio transactions and that Tortoise does not use affiliated brokers to execute any Fund’s portfolio transactions. While the Trustees noted Rule 12b-1 fees may be paid for shareholder and distribution services performed on behalf of the Funds, the Trustees also observed that the distribution expenses that Tortoise incurred significantly exceed any Rule 12b-1 payments from the Fund. The Trustees considered that Tortoise may receive some form of reputational benefit from services rendered to the Funds, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Tortoise does not receive additional material benefits from its relationship with the Funds.

TortoiseEcofin	55

Discussion of Liquidity Risk Management Program (unaudited)

Statement Regarding the Fund’s Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the Tortoise MLP & Pipeline Fund, Ecofin Global Renewable Infrastructure Fund, Tortoise MLP & Energy Income Fund and Tortoise MLP & Energy Infrastructure Fund (each a “Fund” and together, the “Funds”), has adopted and implemented a written liquidity risk management program (the “Program”) that includes policies and procedures reasonably designed to comply with the requirements of Rule 22e-4, including: (i) assessment, management and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) establishment of a highly liquid investment minimum (“HLIM”), as applicable; (iv) limitation on illiquid investments; and (v) redemptions in-kind. The Trust’s Board of Trustees (the “Board”) has approved the designation of Tortoise Capital Advisors, L.L.C. (“Tortoise”) as the administrator of the Program (the “Program Administrator”). Personnel of Tortoise conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Tortoise Risk Committee.

In accordance with Rule 22e-4, the Board reviewed a report prepared by the Program Administrator (the “Report”) regarding the operation of the Program and its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020 (the “Reporting Period”). No significant liquidity events impacting the Funds during the Reporting Period. The Report noted two changes to the program during the Reporting Period: (1) the Ecofin Global Renewables Infrastructure Fund was added to the Trust and became subject to the Program in August 2020, and (2) the Tortoise Energy Evolution Fund was liquidated on December 30, 2020.

Under the Program, Tortoise manages and periodically reviews each Fund’s liquidity risk, including consideration of applicable factors specified in Rule 22e-4 and the Program. Liquidity risk is defined as the risk that a Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. In general, this risk was managed during the Reporting Period by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. In the Report, Tortoise provided its assessment that, based on the information considered in its review, the Program remains reasonably designed to manage each Fund’s liquidity risk and each Fund’ s investment strategy remains appropriate for an open-end fund.

Pursuant to the Program, the Tortoise Risk Committee oversaw the classification of each of the Funds’ portfolio investments as highly liquid, moderately liquid, less liquid or illiquid during the Reporting Period, including in connection with recording investment classifications on Form N-PORT. Tortoise’s process of determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

Each Fund qualified as a “primarily highly liquid fund” as defined in the Program during the Reporting Period. Accordingly, each Fund was not required to establish a HLIM or comply with the related Program provisions during the Reporting Period.

During the Reporting Period, each Fund’s investments were monitored for compliance with the 15% limitation on illiquid investments pursuant to the Program and in accordance with Rule 22e-4.

The Report noted that the Funds did effect redemptions in-kind during the Reporting Period but that any redemptions in kind were effectuated in accordance with the Trust’s Redemption in Kind Policy. The Report concluded, with respect to each Fund: (i) the Program was implemented and operated effectively to achieve the goal of assessing and managing the Funds’ liquidity risk during the Reporting Period; and (ii) the Funds were able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund during the Reporting Period.

56	TortoiseEcofin

2021 Semi-Annual Report | May 31, 2021

Additional Information (unaudited)

Availability of Fund Portfolio Information

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The Funds’ Part F of Form N-PORT may also be obtained by calling toll-free 1-855-TCA-Fund or 1-855-822-3863.

Availability of Proxy Voting Information

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863, or (2) on the SEC’s website at www.sec.gov.

PRIVACY NOTICE

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/ educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

TortoiseEcofin	57

Contacts

Board of Trustees
David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser
Tortoise Capital Advisors, L.L.C.
6363 College Boulevard
Overland Park, KS 66211

Independent Registered Public
Accounting Firm
Ernst & Young, LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
And Fund Administrator
U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
111 E. Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Fund Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7096

855-TCA-FUND
(855-822-3863)

This report must be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

6363 College Boulevard
Overland Park, KS 66211

www.TortoiseEcofin.com

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed as issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholder may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	August 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President
Date	August 4, 2021

By (Signature and Title)	/s/ Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date	August 4, 2021